                                                                    EXHIBIT 10.1

================================================================================

                              R&D SYSTEMS COMPANY

                               26,000 Shares of
              Series A Convertible Participating Preferred Stock

                           STOCK PURCHASE AGREEMENT

                          Dated as of March 14, 1996

================================================================================

                              R&D Systems Company
                           Stock Purchase Agreement
                          Dated as of March 14, 1996

                                     INDEX
                                     -----

                                                                                                 Page
                                                                                                 ----
SECTION 1.    TERMS OF PURCHASE....................................................................1
   1.1        Description of Securities............................................................1
   1.2        Reserved Shares......................................................................1
   1.3        Sale and Purchase....................................................................1
   1.4        Closing..............................................................................2

SECTION 2.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND
                THE INDIVIDUAL FOUNDERS............................................................2
   2.1        Organization and Corporate Power.....................................................2
   2.2        Authorization........................................................................2
   2.3        Non-contravention....................................................................3
   2.4        Capitalization of the Company........................................................3
   2.5        Financial Statements.................................................................4
   2.6        Absence of Undisclosed Liabilities...................................................5
   2.7        Absence of Certain Developments......................................................5
   2.8        Accounts Receivable..................................................................5
   2.9        Title to Properties..................................................................6
   2.10       Tax Matters..........................................................................6
   2.11       Contracts and Commitments............................................................7
   2.12       Proprietary Rights; Employee Restrictions............................................7
   2.13       Litigation...........................................................................9
   2.14       Offerees.............................................................................9
   2.15       Business; Compliance with Laws......................................................10
   2.16       Investment Banking; Brokerage.......................................................10
   2.17       Solvency............................................................................11
   2.18       Environmental Matters...............................................................11
   2.19       Employee Benefit Programs...........................................................11
   2.20       Product and Services Claims.........................................................13
   2.21       Backlog.............................................................................14
   2.22       Employees; Labor Matters............................................................14
   2.23       Customers, Distributors and Suppliers...............................................14
   2.24       Corporate Records; Copies of Documents..............................................14
   2.25       Affiliate Transactions..............................................................15
   2.26       FIRPTA Withholding..................................................................15

SECTION 3.    CONDITIONS OF PURCHASE..............................................................15
   3.1        Satisfaction of Conditions..........................................................15
   3.2        Opinion of Counsel..................................................................15

                                       (i)

                                                                                                 Page
                                                                                                 ----
   3.3        Authorization.......................................................................15
   3.4        Effectiveness of Preferred Stock Terms..............................................16
   3.5        Stockholders' Agreement.............................................................16
   3.6        Non-Competition Agreements..........................................................16
   3.7        Senior Debt Facility................................................................16
   3.8        Election of Directors; Indemnification Agreements...................................16
   3.9        Recapitalization....................................................................16
   3.10       [Intentionally Omitted].............................................................17
   3.11       Releases............................................................................17
   3.12       Escrow Agreement....................................................................17
   3.13       All Proceedings Satisfactory........................................................17
   3.14       No Adverse Change...................................................................17
   3.15       Delivery of Documents...............................................................17

SECTION 3B.   CONDITIONS OF SALE..................................................................18
   3.1B       Satisfaction of Conditions..........................................................18
   3.2B       Senior Debt Facility................................................................18
   3.3B       Stockholders' Agreement.............................................................18
   3.4B       Indemnification Agreement...........................................................19
   3.5B       Delivery of Documents...............................................................19

SECTION 4.    COVENANTS OF THE COMPANY............................................................19
   4.1        Financial Statements; Minutes.......................................................19
   4.2        Budget and Operating Forecast.......................................................20
   4.3        Conduct of Business.................................................................20
   4.4        Payment of Taxes, Compliance with Laws, etc.........................................20
   4.5        Insurance...........................................................................20
   4.6        Maintenance of Properties...........................................................21
   4.7        Affiliated Transactions.............................................................21
   4.8        Management Compensation.............................................................21
   4.9        Use of Proceeds.....................................................................21
   4.10       Board of Directors Meetings.........................................................22
   4.11       Right to Participate in Sales of Additional Securities..............................22
   4.12       Stockholders' Agreement, Non-Competition Agreements and Confidentiality and
              Proprietary Rights Agreements.......................................................23
   4.13       Distributions on, and Redemptions of, Capital Stock.................................23
   4.14       Merger, Consolidation, Sale of Assets, Acquisitions and Other Actions...............24
   4.15       No Amendments to Certificate of Incorporation.......................................24
   4.16       Capital Expenditures................................................................24

SECTION 5.    INVESTOR REPRESENTATIONS............................................................25

SECTION 6.    INDEMNIFICATION.....................................................................26

                                      (ii)

                                                                                                 Page
                                                                                                 ----
   6.1        [Intentionally Omitted].............................................................26
   6.2        Indemnification for Breaches........................................................26
   6.3        Limitations on Indemnification......................................................27
   6.4        Notice; Defense of Claims...........................................................28
   6.5        Satisfaction of Indemnification Obligations; Disputed Claims........................29

SECTION 7.    GENERAL.............................................................................30
   7.1        Amendments, Waivers and Consents....................................................30
   7.2        Survival of Representations, Warranties and Covenants; Assignability of Rights......30
   7.3        Governing Law.......................................................................31
   7.4        Section Headings; Counterparts......................................................31
   7.5        Notices and Demands.................................................................31
   7.6        Severability........................................................................31
   7.7        Expenses............................................................................31
   7.8        Integration.........................................................................32

APPENDIX A -  List of Investors

APPENDIX B -  Lammle Entity Holdings

EXHIBITS
--------

Exhibit A -  Form of Indemnification Agreement
Exhibit B -  Amended and Restated Certificate of Incorporation
Exhibit C -  Confidentiality and Proprietary Rights Agreement
Exhibit D -  Stockholders' Agreement
Exhibit E -  Non-Competition Agreement
Exhibit F -  Stock Option Plan
Exhibit G -  Escrow Agreement
Exhibit H -  Form of Release
Exhibit I -  Form of Opinion re: Company


                                      (iii)

SCHEDULES
---------

Schedule 2.3  - Non-contravention
Schedule 2.4  - Capitalization and Beneficial Ownership
Schedule 2.6  - Undisclosed Liabilities
Schedule 2.7  - Material Developments
Schedule 2.8  - Accounts Receivable
Schedule 2.9  - Title to Properties
Schedule 2.10 - Tax Matters
Schedule 2.11 - Material Contracts
Schedule 2.12 - Proprietary Rights
Schedule 2.13 - Litigation
Schedule 2.14 - Offerees
Schedule 2.15 - Business
Schedule 2.18 - Environmental Matters
Schedule 2.19 - ERISA
Schedule 2.20 - Product and Service Claims
Schedule 2.21 - Backlog
Schedule 2.22 - Employees; Labor Matters
Schedule 2.23 - Customers, Distributors and Suppliers
Schedule 2.25 - Affiliate Transactions
Schedule 3.9  - Recapitalization


                                     (iv)

                           STOCK PURCHASE AGREEMENT

     AGREEMENT made as of this 14th day of March, 1996 by and among R&D Systems Company, a Delaware corporation (the "Company"), and Roger H. Linn and Guy M. Lammle (collectively, the "Individual Founders"), and Lois J. Linn, Jennifer Linn Trust and Sara Linn Trust (collectively with Roger Linn, the "Linn Entities") and Rita L. Lammle, Amy Lammle Trust, Daina Lammle Trust and Lacey Lammle Trust (collectively with Guy M. Lammle, the "Lammle Entities") (the Linn Entities and the Lammle Entities are collectively referred to as the "Founders") and the investors identified on the signature pages hereto (the "Investors").

SECTION 1.  TERMS OF PURCHASE
            -----------------

     1.1    Description of Securities. The Company has authorized the issuance
            -------------------------
and sale to the Investors of 26,000 shares (the "Preferred Shares") of its authorized but unissued Series A Convertible Participating Preferred Stock, par value $.01 per share (the "Preferred Stock"), which is convertible into 15,500 shares of the Company's authorized but unissued Senior Redeemable Preferred Stock, par value $.01 per share (the "Senior Redeemable Preferred Stock"), and 2,600,000 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock") (in each case adjusted appropriately for stock splits, stock dividends, recapitalizations and the like), for a purchase price of $1,000 per Preferred Share. The Company has also authorized the issuance to the Lammle Entities of 6,500 shares of its authorized but unissued Series B Convertible Participating Preferred Stock, par value $.01 per share (the "Series B Convertible Preferred Stock"), which is convertible into 3,875 shares of its authorized but unissued Senior Redeemable Preferred Stock, 650,000 shares of Common Stock and 2,625 shares of its authorized but unissued Junior Redeemable Preferred Stock, par value $.01 per share (the "Junior Redeemable Preferred Stock") (in each case adjusted appropriately for stock splits, stock dividends, recapitalizations and the like).

     1.2    Reserved Shares. The Company has authorized and has reserved and
            ---------------
covenants to continue to reserve, a sufficient number of shares of Common Stock and Senior Redeemable Preferred Stock to satisfy the rights of conversion of the holders of the Preferred Stock. Any shares of Common Stock, Senior Redeemable Preferred Stock or any successor class of capital stock of the Company hereafter issued or issuable upon conversion of the Preferred Shares are herein referred to as "Conversion Shares," and the Preferred Shares and the Conversion Shares are herein collectively referred to as the "Securities."

     1.3    Sale and Purchase. At the Closing (as hereinafter defined) and
            -----------------
subject to the terms and conditions herein set forth, the Company shall issue and sell to each of the Investors, and each Investor severally and not jointly shall purchase from the Company, the number of Preferred Shares set forth opposite the name of such Investor in Column 1 of Appendix A hereto for the
                                                  ----------
aggregate purchase price set forth in the corresponding row of Column 2 of said Appendix A.
----------
     1.4    Closing. The closing (the "Closing") of the sale and purchase of
            -------
the Preferred Shares shall take place at the offices of Holland & Hart, located at 555 Seventeenth Street, Suite

2900, Denver, Colorado 80202, at 10:00 A.M., on the date hereof, or such other date, time and place as shall be mutually agreed upon by the Company and a majority-in-interest of the Investors (the "Closing Date"). At the Closing, the Company will deliver the Preferred Shares being acquired by each Investor in the form of a certificate, issued in such Investor's name or in the name of its nominee (of which the Investor shall notify the Company not less than two business days prior to the Closing), against payment of the full purchase price therefor by or on behalf of each Investor to the Company by check or wire transfer.

SECTION 2.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE INDIVIDUAL
            ----------------------------------------------------------------
            FOUNDERS
            --------

     In order to induce the Investors to enter into this Agreement, the Company and the Individual Founders severally hereby represent and warrant to the Investors that except as expressly contemplated by this Agreement, as of the date hereof:

     2.1    Organization and Corporate Power. The Company is a corporation duly
            --------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware, and is qualified to do business as a foreign corporation in each jurisdiction in which the failure to qualify would not have a material adverse effect on the Company. The Company has all required corporate power and authority to own its property, to carry on its business as presently conducted or contemplated, to enter into and perform this Agreement and the agreements contemplated hereby, and generally to carry out the transactions contemplated hereby and thereby. The copies of the Certificate of Incorporation and By-laws of the Company, each as amended to date, which have been furnished to counsel for the Investors, are correct and complete at the date hereof. The Company is not in violation of any term of its Certificate of Incorporation or By-laws or any material agreement, instrument, judgment, decree, order, statute, rule or government regulation applicable to the Company.

     2.2    Authorization. This Agreement and all documents and instruments
            -------------
executed pursuant hereto are valid and binding obligations of the Company and, to the extent they are parties thereto, each of the Founders, enforceable in accordance with their terms against the Company and the Founders, respectively. The execution, delivery and performance of this Agreement and all documents and instruments contemplated hereby and the delivery and issuance of the Preferred Shares and, upon conversion of the Preferred Shares, the Conversion Shares have been duly authorized by all necessary corporate or other action of the Company. No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority is required of the Company in connection with the execution, delivery and performance of this Agreement, or the issuance and delivery by the Company of the Preferred Shares in accordance with the terms of this Agreement and, upon conversion of the Preferred Shares, the Conversion Shares, or the performance or consummation of any other transaction contemplated hereby.

     2.3    Non-contravention. Except as set forth on Schedule 2.3, the
            -----------------                         ------------
execution, delivery and performance by the Company and the Founders of this Agreement and each of the other agreements and instruments to which they are a party and which are contemplated hereby will not: (a) conflict with or result in any default under any material agreement, contract, obligation or commitment of the Company or any of the Founders, or any charter provision, by-law or corporate restriction of the Company; (b) result in the creation of any lien, charge or encumbrance of any nature upon any of the properties or assets of the Company or the capital stock of the Company owned or to be owned by the Founders or their affiliates; or (c) violate any material instrument, judgment, decree, order, statute, rule or regulation of any federal, state or local government or agency applicable to the Company or any of the Founders or to which the Company or any of the Founders is a party.

     2.4    Capitalization of the Company. The authorized capital stock of the
            -----------------------------
Company consists of: (i) 10,000,000 shares of Common Stock, of which 640,845 shares will be, as of the Closing, duly and validly issued, outstanding, fully paid and nonassessable after giving effect to the recapitalization contemplated by Section 3.9; (ii) 54,500 shares of designated preferred stock, par value $.01 per share, of which (a) 26,000 shares have been designated as Series A Convertible Participating Preferred Stock and will, as of the Closing, be issued, outstanding, fully paid, and nonassessable, (b) 6,500 shares have been designated as Series B Convertible Participating Preferred Stock and will, as of the Closing, be issued, outstanding, fully paid, and nonassessable, (c) 19,375 shares have been designated as Senior Redeemable Preferred Stock, none of which will be issued and outstanding as of the Closing, and (d) 2,625 shares have been designated as Junior Redeemable Preferred Stock, none of which will be issued and outstanding as of the Closing; and (iii) 50,000 shares of undesignated preferred stock, par value $.01 per share. Except as disclosed in Schedule 2.4
                                                                  ------------
and except for 1,327,465 shares of Common Stock issued or reserved for issuance under the Company's Stock Option and Grant Plan in the form attached hereto as Exhibit F (the "Stock Option Plan"), the Company has not issued any other shares
---------
of its capital stock and there are no outstanding warrants, options or other rights to purchase or acquire any of such shares, nor any outstanding securities convertible into such shares or outstanding warrants, options or other rights to acquire any such convertible securities. As of the Closing, assuming the accuracy of the Investor representations set forth in Section 5 hereof, all of the outstanding shares of capital stock of the Company will have been offered, issued, sold and delivered in compliance with applicable federal and state securities laws. The Preferred Shares have been duly and validly authorized and, when delivered and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable. The Preferred Shares are convertible into 15,500 shares of Senior Redeemable Preferred Stock and 2,600,000 shares of Common Stock representing 80% of the Common Stock of the Company on a presently outstanding basis and 57% of the Common Stock of the Company on a fully-diluted basis after giving effect to the issuance of the 1,327,465 shares issued or reserved for issuance under the Stock Option Plan and the exercise, exchange or conversion of any other securities exercisable or exchangeable for or convertible into Common Stock. The relative rights, preferences, restrictions and other provisions relating to the Preferred Stock are as set forth in Exhibit B attached hereto.
                                                    ---------
The Company has authorized and reserved for issuance upon conversion of the Preferred Shares not less than 15,500 shares of its Senior Redeemable Preferred Stock and 2,600,000 shares of its Common Stock, and the Conversion Shares issuable upon such conversion will be, when issued in accordance with the Amended and Restated Certificate of

Incorporation of the Company, duly and validly authorized and issued, fully paid and nonassessable.

     Except as set forth on Schedule 2.4, there are no preemptive rights or
                            ------------
rights of first refusal with respect to the issuance or sale of the Company's capital stock. Except as set forth on Schedule 2.4, no officer, director or
                                      ------------
employee of the Company or any other person or entity has, claims to have or has any right to claim to have any interest in the Company's capital stock. Except as disclosed in Schedule 2.4, there are no restrictions on the transfer of the
                ------------
Company's capital stock other than those arising from federal and state securities laws or pursuant to the Stockholders' Agreement. Except as set forth on Schedule 2.4 or pursuant to the Stockholders' Agreement, there are no rights,
   ------------
obligations, or restrictions on the voting of any of the Company's capital stock or the registration of such capital stock for offering to the public pursuant to the Securities Act of 1933, as amended (the "Securities Act") with respect to the capital stock owned by the Lammle Entities or the Linn Entities or which arise pursuant to the Company's charter documents or any agreement to which the Company is a party. The outstanding shares of the capital stock, before giving effect to the transactions contemplated by this Agreement, are held of record and beneficially by the persons identified in Schedule 2.4 in the amounts
                                              ------------
indicated therein. Upon the Closing, and after giving effect to the transactions contemplated by this Agreement, the only stockholders of the Company other than the Investors will be the Lammle Entities which, collectively, will beneficially own 6,500 shares of Series B Convertible Preferred Stock, in the amount set forth on Appendix B.
         ----------

     The Company has no subsidiaries or investments in any other corporation or business organization. Except as disclosed in Schedule 2.4, the Company does
                                                 ------------
not own or have any direct or indirect interest in, a loan or advance to, or control over any corporation, partnership, joint venture or other entity of any kind.

     2.5    Financial Statements. The Company has heretofore furnished to the
            --------------------
Investors the following financial statements: (i) audited balance sheet of the Company as of December 31, 1995 and the related statements of income, retained earnings and cash flows of the Company for the 12-month period ended December 31, 1995, together with the notes thereto (collectively, the "Audited Financial Statements"), and (ii) pro forma unaudited balance sheets for the Company as of February 29, 1996 (adjusted to reflect the transactions contemplated herein). All of the financial statements of the Company furnished to the Investors for the fiscal years ended December 31, 1992, 1993, 1994 and 1995 have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except that interim financial statements and pro forma statements have been prepared without footnote disclosures and year-end audit adjustments, which will not, in any event, be material. All of such financial statements fairly represent the financial condition of the Company as of the date thereof, and are true and correct as of the date thereof in all material respects. The Company recognizes revenue in accordance with SOP 91-1. The acquisition by the Company of substantially all of the assets of Ultimate Data Systems, Inc. was accounted for as a purchase and booked in accordance with generally accepted accounting principles.

     This Agreement and the Schedules, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading. The Confidential Memorandum prepared by The Wallach Company and the Company which was delivered to the Investors was prepared in good faith and fairly presents the business and prospects of the Company in all material respects as of its date. To the best knowledge of the Company and the Individual Founders, the forecasts and projections of future financial results contained in such Confidential Memorandum were prepared by the Company in good faith and are based upon information available to the Company as of the date thereof and upon assumptions believed by the Company to be reasonable. There is no material fact particular to the Company and not to the industry in which it does business generally, relating to the business, prospects, operations, affairs or conditions of the Company which materially adversely affects or in the future, to the best knowledge of the Company, may materially adversely affect the same which has not been set forth in this Agreement.

     2.6    Absence of Undisclosed Liabilities. Since December 31, 1995 except
            ----------------------------------
as and to the extent disclosed in Schedule 2.6, the Company does not have any
                                  ------------
material liability or liabilities of any nature, whether accrued, absolute, contingent or otherwise, asserted or unasserted, known or unknown.

     2.7    Absence of Certain Developments. Except as disclosed in
            -------------------------------
Schedule 2.7, since December 31, 1995 there has been (i) no material adverse
------------
change in the condition, financial or otherwise, of the Company or in the assets, liabilities, business or prospects of the Company, (ii) no declaration, setting aside or payment of any dividend or other distribution with respect to, or any direct or indirect redemption or acquisition of, any of the capital stock of the Company, (iii) no waiver of any valuable right of the Company or cancellation of any material debt or claim held by the Company, (iv) no loan by the Company to any officer, director, employee or stockholder of the Company, or affiliates of any of the foregoing or any agreement or commitment therefor, (v) no compensation paid or payable to any of the Founders (other than annual salaries and bonuses for 1995 paid to any of the Founders in the ordinary course of business and consistent with past practices) or any material increase in the compensation paid or payable to any other officer, director, employee or agent of the Company or affiliates of the Founders, (vi) no material loss, destruction or damage to any property of the Company, whether or not insured, (vii) no material labor dispute involving the Company and no material change in the personnel of the Company or the terms and conditions of their employment, and
(viii) no acquisition or disposition of any assets (or any contract or arrangement therefor) except in the ordinary course of business nor any other transaction by the Company otherwise than for fair value in the ordinary course of business.

     2.8    Accounts Receivable. Except to the extent reserved against in the
            -------------------
Audited Financial Statements or disclosed elsewhere in this Agreement (including the Schedules hereto), all of the accounts receivable of the Company represent bona fide completed sales made in the ordinary course of business, are valid and enforceable claims, subject to no set-off or counterclaim and fully-collectible in the ordinary course. Except as disclosed on Schedule 2.8, the Company has no
                                               ------------
accounts receivable from any person, firm or corporation which is affiliated with it or from any of the Founders or any of its directors, officers, employees or stockholders or any affiliates of the Founders of the Company.

     2.9    Title to Properties. The Company has good and marketable title to
            -------------------
or a valid leasehold interest in all of its properties and assets, free and clear of all liens, restrictions or encumbrances, except as disclosed in
Schedule 2.9, and such properties and assets constitute all of the assets
------------
reasonably necessary for the conduct of the Company's business as presently conducted and as presently contemplated by the Company to be conducted. All machinery and equipment included in such properties which is necessary to the business of the Company is in good condition and repair in all material respects and all leases of real or personal property to which the Company is a party are in full force and effect and afford the Company peaceful and undisturbed possession of the subject matter of the lease. The Company is not in violation of any material zoning, building or safety ordinance, regulation or requirement or other law or regulation applicable to the operation of its owned or leased properties, nor has the Company received any written notice of violation with which it has not complied in all material respects.

     2.10   Tax Matters. Except as set forth in Schedule 2.10 attached hereto:
            -----------                         -------------

            (a) The Company has paid or caused to be paid all federal, state, local, foreign, and other taxes, including without limitation, income taxes, estimated taxes, alternative minimum taxes, excise taxes, sales taxes, franchise taxes, employment and payroll-related taxes, withholding taxes, transfer taxes, and all deficiencies, or other additions to tax, interest, fines and penalties owed by it (collectively, "Taxes"), required to be paid by it through the date hereof whether disputed or not. All taxes and other assessments and levies which the Company is required to withhold or collect have been withheld and collected and have been paid over to the proper governmental authorities. The Company has, in accordance with applicable law, timely and properly filed all federal, state, local and foreign tax returns required to be filed by it through the date hereof, all such returns correctly and accurately set forth the amount of any Taxes relating to the applicable period and any deductions from, or credits against any Taxes or taxable income relating to such returns are valid and proper items of deduction or credit.

            (b) Neither the Internal Revenue Service nor any other governmental authority is now asserting or, to the knowledge of the Company, threatening to assert against the Company any deficiency or claim for additional Taxes. No claim has ever been made by an authority in a jurisdiction where the Company does not file reports and returns that the Company is or may be subject to taxation by that jurisdiction. There are no security interests on any of the assets of the Company that arose in connection with any failure (or alleged failure) to pay any Taxes. The Company has never entered into a closing agreement pursuant to Section 7121 of the Internal Revenue Code of 1986, as amended (the "Code"). The Company is not and never has been a "personal holding company" as defined under Section 541 of the Code. There has not been any audit of any tax return filed by the Company, no such audit is in progress, and the Company has not been notified by any tax authority that any such audit is contemplated or pending. No extension of time with respect to any date on which a tax return was or is to be filed by the Company is in force, and no waiver or agreement by the Company is in force for the extension of time for the assessment or payment of any Taxes. The Company is not now and has never been a member of an affiliated group filing a consolidated federal income tax return. The Company does not have any liability for the Taxes of any person or entity other than the Company.

            (c) For purposes of this Agreement, all references to Sections of the Code shall include any predecessor provisions to such Sections.

     2.11   Contracts and Commitments. Except as set forth on Schedule 2.11,
            -------------------------                         -------------
the Company is not a party to any: (1) customer contract, obligation or commitment (whether written or oral) which involves an unfulfilled obligation to provide goods or services valued in excess of $250,000 to any other party; (2) contract, obligation or commitment (whether written or oral) involving an obligation to make payments in excess of $250,000 to any other party; (3) exclusive license agreements; (4) employment contracts; (5) stock redemption or purchase agreements; (6) loan agreements; (7) capital lease or other financing agreements; (8) agreements with the Founders or any other officers, directors, or stockholders of the Company or persons or organizations related to or affiliated with the Founders or the Company; (9) leases; (10) powers of attorney; or (11) pension, profit-sharing, retirement or stock option plans. To the best knowledge of the Company, there is no basis for the termination, expiration or modification of any such agreements within one year from the date hereof, which termination, expiration or modification may have a material adverse effect on the assets, liabilities, business, financial condition or prospects of the Company. The Company is not in default under any contract, obligation or commitment set forth on Schedule 2.11, and to the best knowledge
                                      -------------
of the Company, there is no state of facts which upon notice or lapse of time or both would constitute such a default.

     2.12   Proprietary Rights; Employee Restrictions. Set forth in
            -----------------------------------------
Schedule 2.12 is a list and brief description of all patents, patent rights,
-------------
patent applications, trademarks, trademark applications, service marks, service mark applications, trade names and copyrights owned by or registered in the name of the Company, or of which the Company is a licensor or licensee (other than with respect to "off-the-shelf" software which is generally available to the general public at retail) or in which the Company has any right, and in each case a brief description of the nature of such right. Except as set forth on
Schedule 2.12, the Company owns or possesses adequate licenses (other than with
-------------
respect to "off-the-shelf" software which is generally available to the general public at retail) to use, free and clear of claims or rights of any other person, all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, programming processes and software, algorithms, formulae, trade secrets and know how (collectively "Intellectual Property") necessary to the conduct of its business as presently conducted and as proposed to be conducted. Except as disclosed in Schedule 2.12, all Intellectual Property that is used or
                       -------------
incorporated into the Company's products or products actively under development and which is proprietary to the Company was developed by or for the Company by the current or former employees, consultants or independent contractors of the Company or its predecessors in interests and is owned exclusively by the Company, free and clear of claims or rights of any other person. The Company is not aware of any infringement by any other person of any rights of the Company under any Intellectual Property. No claim is pending or to the best of the Company's knowledge threatened against the Company nor has the Company received any notice from any third parties, to the effect that any Intellectual Property owned or licensed by the Company, or which the Company otherwise has the right to use, or the operation, products or services of the Company infringe upon or conflict with the asserted rights of any other person under any Intellectual Property, and, to the best knowledge of the Company and the Founders, there is no basis for any such claim (whether or not pending or threatened). No claim is pending or to the best of the Company's knowledge threatened against the Company, nor has the Company received any notice from any third parties, to the effect that any Intellectual Property owned or licensed by the Company, or which the Company otherwise has the right to use, is invalid or unenforceable by the Company, as the case may be, and, to the best knowledge of the Company and the Founders, there is no basis for any such claim (whether or not pending or threatened).

         All licenses or other agreements under which the Company is granted rights in Intellectual Property are listed in Schedule 2.12. All such licenses
                                              -------------
or other agreements are in full force and effect, to the best of the Company's knowledge, there is no material default by any party thereto, and, except as set forth on Schedule 2.12, to the best of the Company's knowledge, all of the
         -------------
rights of the Company thereunder are freely assignable. True and complete copies of all such licenses or other agreements, and any amendments thereto, have been provided to the Investors and, neither the Company nor the Founders have any reason to believe that the licensors under such licenses and other agreements do not have and did not have all requisite power and authority to grant the rights purported to be conferred thereby.

         All licenses or other agreements under which the Company has granted rights to others in Intellectual Property (including all end user agreements) are listed in Schedule 2.12. All of said licenses or other agreements are in
              -------------
full force and effect, to the best of the Company's knowledge, there is no material default by any party thereto, and, except as set forth on Schedule
                                                                   --------
2.12, to the best of the Company's knowledge, all of the rights of the Company
----
with respect to Trend product contracts are freely assignable. True and complete copies of all such licenses or other agreements, and any amendments thereto, have been made available to the Investors.

         All material technical information developed by or belonging to the Company and which is material to the business of the Company which has not been patented or copyrighted has been kept confidential. To the best of the Company's knowledge, the Company is not making unlawful use of any Intellectual Property of any other person, including without limitation any former employer of any past or present employees of the Company. Except as disclosed in Schedule 2.12,
                                                                 -------------
to the best of the Company's knowledge, neither the Company nor any of its employees, officers or consultants has any agreements or arrangements with former employers of such employees, officers or consultants relating to any Intellectual Property of such employers, which materially interfere or conflict with the performance of such employee's or consultant's duties for the Company or results in any former employers of such employees and consultants having any rights in, or claims on, the Company's Intellectual Property. To the best of the Company's knowledge, the activities of the Company's employees, officers and consultants do not violate any agreements or arrangements which any such employees have with former employers. The Company has taken commercially reasonable steps required to establish and preserve its ownership of all of the Intellectual Property; each current employee and officer of the Company, each former employee and officer of the Company who was employed by the

Company at any time and, except with respect to the SHIMS products, after December 31, 1992 and each of the Company's current and former consultants and independent contractors involved in development of any of the Intellectual Property (limited, with respect to the SHIMS products to consultants and contractors employed by the Company or its predecessor after December 31, 1992) has executed an agreement regarding confidentiality, proprietary information and assignment of inventions to the Company and, to the knowledge of the Company and the Founders, none of such employees, consultants and independent contractors are in violation of such agreements.

         Without limitation of any of the foregoing and except as otherwise expressly disclosed in Schedule 2.12 hereto: (a) the Company has taken
                       -------------
reasonable security measures to guard against unauthorized disclosure or use of any of the Intellectual Property; and (b) the Company has no reason to believe that any person (including without limitation any former employee of the Company) has unauthorized possession of any of the Intellectual Property, or any part thereof, or that any person has obtained unauthorized access to any of the Intellectual Property.

         2.13 Litigation. Except as disclosed in Schedule 2.13, there is no
              ----------                         -------------
litigation or governmental proceeding or investigation pending against the Company, the Founders or any officer of the Company, or, to the best knowledge of the Company and the Individual Founders, threatened against the Company, the Founders or any officer of the Company, which may call into question the validity or hinder the enforceability or performance of this Agreement or the agreements and transactions contemplated hereby or which could have a material adverse effect on the assets, liabilities, business, condition (financial or otherwise) or prospects of the Company; nor, to the best knowledge of the Company and the Founders, has there occurred any event nor does there exist any condition on the basis of which any litigation, proceeding or investigation might properly be instituted.

         2.14 Offerees. Except as set forth on Schedule 2.14, neither the
              --------                         -------------
Company nor, to the best of the Company's knowledge, anyone acting on its behalf has in the past offered for sale or solicited offers to buy any securities of the Company so as to bring the offer, issuance or sale of the Preferred Shares or the Conversion Shares, as contemplated by this Agreement, within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was within the exemptions of the Securities Act. Assuming the accuracy of the Investor representations in Section 5 hereof, the Company has complied with all applicable state "blue-sky" or securities laws in connection with the issuance and sale of its Common Stock, Preferred Shares, and other securities heretofore issued and to be issued upon the closing of this Agreement. The Company has in the past complied with all applicable federal and state securities laws in connection with the offer, solicitation of offers and sales of its securities.

         2.15 Business; Compliance with Laws. Except as disclosed in Schedule
              ------------------------------                         --------
2.15, the Company has all franchises, permits, licenses and other rights and
----
privileges necessary to permit it to own its property and to conduct its business as it is presently conducted by the Company except where the failure to possess such rights and privileges would not have a material adverse effect on the Company. The Company is not in material violation, in any respect, of any material law, regulation, authorization or order of any public authority. The Company is in compliance, in all material respects, with all federal, state and local laws and regulations (including all applicable environmental laws and regulations) relating to its business as presently conducted, except as disclosed in Schedule 2.15. The
                                                        -------------
Company believes that the relationships of the Company with its major customers and its suppliers are good commercial working relationships, and, except as set forth on Schedule 2.15, within the last three years no customer that has paid
         -------------
the Company or is under contract to pay the Company $100,000 or more has terminated its relationship with the Company and the Company has not received any notice within the last two years from any such customers or suppliers of their intention to terminate, or otherwise modify such relationships in a manner which could have a material adverse effect on the Company. Neither the Company nor the Founders or any of their respective affiliates has been: (a) convicted in a criminal proceeding or named as a subject of a pending criminal proceeding (excluding traffic violations and other minor offenses); (b) subject to any order, judgment, or decree (not subsequently reversed, suspended or vacated) of any court of competent jurisdiction permanently or temporarily enjoining it or him from, or otherwise imposing limits or conditions on his, engaging in any securities, investment advisory, banking, insurance or other type of business or acting as an officer or director of a public company; or (c) found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated any federal or state commodities, securities or unfair trade practices law, which such judgment or finding has not been subsequently reversed, suspended, or vacated.

         2.16 Investment Banking; Brokerage. No broker, finder, agent or similar
              -----------------------------
intermediary has acted on behalf of the Company or any Founder in connection with this Agreement or the transactions contemplated hereby and there are no brokerage commissions, finders fees or similar fees or commissions payable in connection therewith (other than the Wallach Company, with respect to whom any compensation shall be the sole responsibility of the Founders).

         2.17 Solvency. The Company has not: (a) made a general assignment for
              --------
the benefit of creditors; (b) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by its creditors; (c) suffered the appointment of a receiver to take possession of all, or substantially all, of its assets; (d) suffered the attachment or other judicial seizure of all, or substantially all, of its assets; (e) admitted in writing its inability to pay its debts as they come due; or (f) made an offer of settlement, extension or composition to its creditors generally. After giving effect to the transactions provided for or contemplated therein (including the payment of the distribution to the Company's existing shareholders): (a) the Company will be able to pay its debts as they come due in the usual course of business and will have adequate capital to conduct its business; and (b) the Company's total assets will be greater than its total liabilities (total assets for this purpose being determined on the basis of the "fair saleable value" thereof).

         2.18 Environmental Matters.
              ---------------------

              (a) Neither the Company nor, to the knowledge of the Company, any other person: (i) has ever caused, permitted, or suffered to exist any Hazardous Material (as defined below) to be spilled, placed, held, located or disposed of on, under, or about, any of the premises leased by the Company (the "Premises"), or from the Premises into the atmosphere, any body of water, any wetlands, or on any other real property nor to the Company's knowledge does any Hazardous Material exist on, under or about the Premises other than as disclosed on Schedule 2.18, or in respect of Hazardous Material
                           -------------
used or disposed of in compliance with law; (ii) has any knowledge that the Premises has ever been used (whether by the Company or, to the knowledge of the Company, by any other person) as a treatment, storage or disposal (whether permanent or temporary) site for any Hazardous Waste as defined in 42 U.S.C.A.
(S).6901, et seq. (the Resource Recovery and Conservation Act); and (iii) has
          ------
any knowledge of any notice of violation, lien or other notice issued by any governmental agency with respect to the environmental condition of the Premises, any other property owned or occupied by the Company, or any other property which was included in the property description of the Premises or such other real property within the preceding three years except as disclosed to the Investors.

                  (b) For purposes of this Section 2.18, "Hazardous Material" shall mean any substance or material defined or designed as a hazardous or toxic waste, hazardous or toxic material, hazardous or toxic substance, or other similar term, by any United States federal, state or local environmental statute, regulation or ordinance.

         2.19     Employee Benefit Programs.
                  -------------------------

                  (a)  Schedule 2.19 sets forth a list of every Employee Program
                       -------------
(as defined below) that has been maintained (as such term is further defined below) by the Company at any time during the three-year period ending on the Closing.

                  (b) Each Employee Program which has ever been maintained by the Company and which has at any time been intended to qualify under Section 401(a) or 501(c)(9) of the Code has received a favorable determination or approval letter from the Internal Revenue Service ("IRS") regarding its qualification under such section and to the best knowledge of the Company has, in fact, been continuously qualified under the applicable section of the Code since the effective date of such Employee Program. No event or omission has occurred which would cause any such Employee Program to lose its qualification under the applicable Code section.

                  (c) Each Employee Program that has ever been maintained by the Company has been maintained in all material respects in compliance with all applicable laws. With respect to any Employee Program ever maintained by the Company, there has occurred no "prohibited transaction," as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (for which there exists neither a statutory nor regulatory exemption), which could result, directly or indirectly (including, without limitation, through any obligation of indemnification or contribution), in any material taxes, penalties or other liability to the Company or any of its Affiliates (as defined below). No officer, director or employee of the Company has committed a material breach of any duty imposed upon fiduciaries by Title I of ERISA with respect to any Employee Program maintained by the Company within the six years preceding the Closing Date. No litigation, arbitration, or governmental administrative proceeding (or investigation) or other proceeding (other than those relating to routine claims for benefits) is pending or, to the best knowledge of the Company and the Founders, threatened with respect to any such Employee Program.

                  (d) Neither the Company nor any Affiliate (i) has ever maintained any Employee Program which has been subject to Title IV of ERISA or
Section 412 of the Code (including, but not limited to, any Multiemployer Plan (as defined below)) or (ii) has ever provided benefits described in Section 3(1) of ERISA to any former employees or retirees of the Company or such Affiliate (other than as required by part 6 of subtitle B of Title I of ERISA) or has ever promised to provide post-termination benefits which promise remains in effect.

                  (e) With respect to each Employee Program maintained by or on behalf of the Company or any Affiliate within the three (3) years preceding the Closing, complete and correct copies of the following documents (if applicable to such Employee Program) have previously been delivered to Goodwin, Procter &
Hoar: (i) all documents embodying or governing such Employee Program, and any funding medium for the Employee Program (including, without limitation, trust agreements), as they may have been amended to the date hereof; (ii) the most recent IRS determination or approval letter with respect to any such Employee Program intended to qualify under Code Section 401 or 501(c)(9), and any applications for determination or approval subsequently filed with the IRS;
(iii) the three most recently filed IRS Forms 5500, with all applicable schedules and accountants' opinions attached thereto; (iv) the summary plan description for such Employee Program (or other descriptions of such Employee Program provided to employees) and all modifications thereto; and (v) any insurance policy (including any fiduciary liability insurance policy and any excess loss policy) related to such Employee Program.

                  (f)  For purposes of this Section 2.19:

                              (i) "Employee Program" means (A) all employee benefit plans within the meaning of ERISA Section 3(3), including, but not limited to, multiple employer welfare arrangements (within the meaning of ERISA Section 3(40)), plans to which more than one unaffiliated employer contributes and employee benefit plans (such as foreign or excess benefit plans) which are not subject to ERISA; and
         (B) all stock or cash option plans, restricted stock plans, bonus or incentive award plans, severance pay policies or agreements, deferred compensation agreements, supplemental income arrangements, vacation plans, and all other employee benefit plans and benefit agreements, and benefit arrangements not described in (A) above. In the case of an Employee Program funded through an organization described in Code
         Section 501(c)(9), each reference to such Employee Program shall include a reference to such organization.

                              (ii) An entity "maintains" an Employee Program if such entity sponsors, contributes to, or provides (or has promised to provide) benefits under such Employee Program, or has any obligation (by agreement or under applicable law) to contribute to or provide benefits under such Employee Program, or if such Employee Program provides benefits to or otherwise covers employees of such entity (or their spouses, dependents, or beneficiaries).

                              (iii) An entity is an "Affiliate" of the Company if it would have ever been considered a single employer with the Company under ERISA Section 4001(b) or part of the same "controlled group" as the Company for purposes of ERISA Section 302(d)(8)(C).

                              (iv) "Multiemployer Plan" means a (pension or non-pension) employee benefit plan to which more than one employer contributes and which is maintained pursuant to one or more collective bargaining agreements.

         2.20 Product and Services Claims. Except as set forth on Schedule 2.20,
              ---------------------------                         -------------
(i) there are no pending or, to the best of the Company's and the Individual Founders' knowledge, threatened material product or service claims with respect to any products manufactured or services provided by the Company prior to the Closing date nor to the best of the Company's knowledge are there any facts upon which a claim of such nature could reasonably be anticipated to be based, and
(ii) the Company does not have any contractual liability for breach of warranty or service claims. No claims have been made against the Company for renegotiation or price redetermination of any business transaction resulting from or relating to defective products or services, and, to the best of the Company's and the Founders' knowledge, there are no facts upon which any such claim should reasonably be anticipated to be based.

         2.21 Backlog. As of March 8, 1996, the Company had outstanding firm
              -------
orders for the sale of services and products as set forth in Schedule 2.21. All
                                                             -------------
such orders represent orders for products with specifications that can be met in accordance with the terms of such orders and in the ordinary course of conduct of the Company's business without undue delay or extraordinary expense.

         2.22 Employees; Labor Matters. On March 8, 1996, the Company employed a
              ------------------------
total of approximately 215 full-time employees and 7 part-time employees and generally enjoys good employer-employee relationships. The Company is not delinquent in payments to any of its employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed for it to the date hereof or amounts required to be reimbursed to such employees. The Company does not have any policy, practice, plan or program of paying severance pay or any form of severance compensation in connection with the termination of employment, except as set forth in Schedule 2.22. All of the
                                                  -------------
Company's programs and/or arrangements in connection with the payment of commissions are described in Schedule 2.22. To the best of the Company's
                             -------------
knowledge, the Company is in compliance in all material respects with all applicable laws and regulations respecting labor, employment, fair employment practices, work place safety and health, terms and conditions of employment, and wages and hours. There are no charges of employment discrimination or unfair labor practices, nor are there any strikes, slowdowns, stoppages of work, or any other concerted interference with normal operations which are existing, pending or to the best of the Company's knowledge threatened against or involving the Company. The Company has not received any information indicating that any of its employment policies or practices is currently being audited or investigated by any federal, state or local government agency. To the best of the Company's knowledge, the Company is, and at all times since December 31, 1992 has been, in compliance with the requirements of the Immigration Reform Control Act of 1986.
Schedule 2.22 sets forth a complete list of each officer, employee, salesperson
-------------
and consultant who received or is scheduled to receive total remuneration from the Company in excess of $150,000 for the calendar year ended December 31, 1995.

         2.23 Customers, Distributors and Suppliers. The relationships of the
              -------------------------------------
Company with its customers and vendors are good commercial working relationships. Except as set forth on Schedule 2.23, during the past twelve
                                      -------------
months, no customer, VAR or vendor has canceled, materially modified, or otherwise terminated its relationship with the Company, or materially decreased its services, supplies or materials to the Company or its usage or purchase of the services or products of the Company, nor to the knowledge of Company and the Founders, does any customer, VAR or vendor have any plan or intention to do any of the foregoing.

         2.24 Corporate Records; Copies of Documents. The corporate record books
              --------------------------------------
of the Company accurately record all corporate action taken by its respective stockholders and board of directors and committees. The copies of the corporate records of the Company, as made available to the Investors for review, are true and complete copies of the originals of such documents. The Company has made available for inspection by the Investors and their counsel true and correct copies of all documents referred to in this Section 2.24 or in the Schedules delivered pursuant to this Agreement.

         2.25 Affiliate Transactions. Except as set forth in Schedule 2.25
              ----------------------                         -------------
hereto, neither the Company, the Founders nor to the knowledge of the Company any director of the Company owns, directly or indirectly, on an individual or joint basis, any material interest in, or serves as an officer, director, partner or in another similar capacity of, any competitor or supplier of Company, or any organization which has a contract or arrangement with the Company. After giving effect to the transactions contemplated hereby, the Company shall not have any obligation or liability to any of the Founders, other than as expressly provided in the Stockholders' Agreement. Attached hereto as part of Schedule 2.25 is the letter agreement, dated March 7, 1996, among the
        -------------
Company and the Founders relating to certain arrangements affecting the Company and the Founders.

         2.26 FIRPTA Withholding. The Company is not a "foreign person" within
              ------------------
the meaning of Section 145 of the Code and Treasury Regulations Section
1.1445-2.

SECTION 3.    CONDITIONS OF PURCHASE
              ----------------------

         The Investors' obligation to purchase and pay for the Preferred Shares shall be subject to compliance by the Company and the Founders with their agreements herein contained and to the fulfillment to the Investors' reasonable satisfaction or waiver on or before the Closing Date of the following conditions:

         3.1  Satisfaction of Conditions. The representations and warranties of
              --------------------------
the Company and the Founders contained in this Agreement (including but not limited to the representations and warranties made in Section 2 hereof) shall be true and correct in all material respects on and as of the Closing Date; and on the Closing Date certificates to such effect executed by the Chief

Executive Officer and the principal financial officer of the Company shall be delivered to the Investors.

         3.2  Opinion of Counsel. The Investors shall have received an opinion
              ------------------
in the form of Exhibit I hereto on the organization and authority of the
               ---------
Company, the enforceability of this Agreement and any related agreements, absence of conflicts with organizational documents and other agreements specifically identified, absence of litigation and such other matters as requested by the Investors.

         3.3  Authorization. The Board of Directors and the stockholders of the
              -------------
Company shall have duly adopted resolutions in form reasonably satisfactory to the Investors authorizing the Company to consummate the transactions contemplated hereby in accordance with the terms hereof, and the Investors shall have received a duly executed certificate of the Secretary of the Company setting forth a copy of such resolutions and the Certificate of Incorporation and By-laws of the Company and such other matters as may be reasonably requested by the Investors.

         3.4  Effectiveness of Preferred Stock Terms. The Board of Directors of
              --------------------------------------
the Company shall have adopted a resolution establishing the terms of the Preferred Stock as set forth in Exhibit B hereto, and such action shall have
                                ---------
been made effective by approval thereof by the stockholders and the filing of an Amended and Restated Certificate of Incorporation with the Secretary of State for the State of Delaware.

         3.5  Stockholders' Agreement. The Company, the Investors and the Lammle
              -----------------------
Entities shall have executed and delivered a Stockholders' Agreement in the form of Exhibit D hereto (the "Stockholders' Agreement").
   ---------

         3.6  Non-Competition Agreements. Each of the Individual Founders and
              --------------------------
all other key employees of the Company shall have entered into a Non-Competition Agreement containing non-competition, non-solicitation and confidentiality provisions with the Company in the form of Exhibit E hereto (the "Non-
                                           ---------
Competition Agreement"). All employees of the Company who are exposed to technical and proprietary information of the Company shall have entered into confidentiality and invention assignment agreements with the Company substantially in the form attached as Exhibit C hereto or, if previously entered
                                      ---------
into, such other form as is reasonably satisfactory to the Investors (the "Confidentiality and Proprietary Rights Agreement").

         3.7  Senior Debt Facility. The Company shall have obtained at least
              --------------------
$30,000,000 in funds (the "Senior Debt") pursuant to a senior credit agreement (the "Senior Loan Agreement") with a bank or financial institution (the "Senior Lender") and such other agreements, documents and instruments as may be required or contemplated thereby, all on terms which are reasonably acceptable to the Investors.

         3.8  Election of Directors; Indemnification Agreements. In accordance
              -------------------------------------------------
with the terms of the Stockholders' Agreement, the size of the Company's Board of Directors shall have been fixed at no less than three (3) members and no more than seven (7) members in accordance with the terms of the Stockholders' Agreement and two (2) designees of the Investors shall have been elected to the Company's Board of Directors (herein referred to, together with any successors as replacements, as the "Investor Representatives"). The Company shall have entered into an Indemnification Agreement with each of the Investor Representatives in substantially the form of Exhibit A hereto.
                                             ---------

         3.9  Recapitalization. Subject to the provisions of Section 4.9, the
              ----------------
Company shall have (i) redeemed all of the shares of capital stock of the Company held by the Linn Entities as of the date hereof and 60% of the shares of capital stock of the Company held by the Lammle Entities for an aggregate of $49,000,000 in cash, out of which the Founders shall pay all fees due to The Wallach Company and deliver the Escrow Amount (as defined in Section 3.12 below) to Norwest Bank Colorado, N.A. (the "Escrow Agent"), and (ii) made payments to certain employees of the Company and related withholding obligations in an aggregate amount of $7,000,000 pursuant to the Management Stock Unit Incentive Plan ("MSUIP") of the Company, all as more fully set forth in Schedule 3.9
                                                              ------------
hereto. The remaining capital stock in the Company held by the Lammle Entities shall have been exchanged for 6,500 shares of Series B Convertible Preferred Stock. In connection with such redemptions and exchanges, there shall have been delivered to the Company the certificates representing all of the capital stock held by the Founders, each marked canceled. Effective as of the Closing, options or restricted stock grants for 640,845 shares of Common Stock shall have been issued or granted to employees and agents of the Company under the Stock Option Plan (thereby reducing the remaining shares available for issuance under the Plan to 686,620) all in amounts and on terms acceptable to the Investors.

         3.10 [Intentionally Omitted]

         3.11 Releases. The Company and the Investors shall have received
              --------
releases in substantially the form of Exhibit H hereto from each of the
                                      ---------
Founders, all of their respective affiliates and such other officers and employees of the Company as the Investors shall designate.

         3.12 Escrow Agreement. The Investors, the Founders and the Escrow Agent
              ----------------
shall have executed and delivered an Escrow Agreement in the form of Exhibit G
                                                                     ---------
hereto (the "Escrow Agreement"), pursuant to which $4,900,000 (the "Escrow Amount") shall be deposited with the Escrow Agent at the Closing.

         3.13 All Proceedings Satisfactory. All corporate and other proceedings
              ----------------------------
taken prior to or at the Closing in connection with the transactions contemplated by this Agreement, and all documents and evidences incident thereto, shall be reasonably satisfactory in form and substance to a majority-in-interest of the Investors, and the Investors shall have received such copies thereof and other materials (certified, if requested) as they may reasonably request in connection therewith. The issuance and sale of the Preferred Shares to the Investors shall be made in conformity with all applicable state and federal securities laws.

         3.14 No Adverse Change. Since December 31, 1995, there shall have been
              -----------------
no material adverse change in the financial conditions, prospects, properties, assets, liabilities, business or operations of the Company, whether or not in the ordinary course of business.

         3.15 Delivery of Documents. The Company shall have executed and
              ---------------------
delivered to the Investors (or shall have caused to be executed and delivered to the Investors by the appropriate persons) the following:

              (a)   Certificates for the Preferred Shares;

              (b) Certified copies of resolutions of the Board of Directors (and, if necessary, the stockholders) of the Company authorizing the execution and delivery of this Agreement, the Stockholders' Agreement, the Amended and Restated Certificate of Incorporation creating the Preferred Shares, the issuance of the Preferred Shares and upon conversion of the Preferred Shares, the issuance of the Conversion Shares;

              (c) A copy of the corporate charter of the Company, as amended, certified as of a recent date by the Secretary of State of the State of Delaware;

              (d) A copy of the by-laws of the Company certified by the Company's secretary;

              (e) Certificates issued by the Secretary of State of the States of Delaware, Colorado and Texas, certifying that the Company is in good standing in their respective states;

              (f) True and correct copies of the Senior Loan Agreement, together with all amendments thereto, and copies of all documents and instruments evidencing the transactions consummated in connection therewith; and

              (g) Such other supporting documents and certificates as the Investors may reasonably request.

SECTION 3B.         CONDITIONS OF SALE
                    ------------------

         The Company's obligation to sell the Preferred Shares shall be subject to the compliance by the Investors with their agreements herein contained and to the fulfillment to the Company's reasonable satisfaction or waiver on or before the Closing Date of the following conditions:

         3.1B Satisfaction of Conditions. The representations and warranties
              --------------------------
of the Investors contained in this Agreement (including but not limited to the representations and warranties made in Section 5 hereof) shall be true and correct in all material respects on and as of the Closing Date; and on the Closing Date certificates to such effect executed by the Investors shall be delivered to the Company.

         3.2B Senior Debt Facility. The Company shall have obtained the Senior
              --------------------
Debt pursuant to the Senior Loan Agreement with the Senior Lender and such other agreements, documents and instruments as may be required or contemplated thereby, all on terms which are reasonably acceptable to the Company.

         3.3B Stockholders' Agreement. The Company, the Investors and the Lammle
              -----------------------
Entities shall have executed and delivered the Stockholders' Agreement.

         3.4B Indemnification Agreement.  The Company shall have entered into an
              -------------------------
Indemnification Agreement with Guy M. Lammle in substantially the form of Exhibit A hereto.
---------

         3.5B Delivery of Documents. The Investors shall have executed and
              ---------------------
delivered to the Company (or shall have caused to be executed and delivered to the Company by the appropriate persons) such supporting documents and certificates as the Company may reasonably request.

SECTION 4.    COVENANTS OF THE COMPANY
              ------------------------

         The Company (which term shall be deemed to include, in addition to subsidiaries existing as of the date hereof, for purposes of this Section 4, any subsidiary or subsidiaries of the Company formed or acquired after the date of this Agreement) shall comply with the following covenants except as shall otherwise be expressly agreed pursuant to a written consent or consents executed by a majority-in-interest of the Investors, until such time as all of the Preferred Shares shall have either been redeemed in accordance with their terms or converted into Common Stock and Senior Redeemable Preferred Stock at the holders' option or upon the closing of an underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock of the Company to the public at a per share price of at least $20.00, appropriately adjusted for stock dividends, stock splits and the like, and in which the proceeds received by the Company, net of underwriting discounts and commissions, equal or exceed $30,000,000 (a "Qualified Public Offering").

         4.1  Financial Statements; Minutes. The Company will maintain a
              -----------------------------
comparative system of accounts in accordance with generally accepted accounting principles, keep full and complete financial records and furnish to the Investors the following reports: (a) within 90 days after the end of each fiscal year, a copy of the consolidated balance sheet of the Company as at the end of such year, together with a consolidated statement of income and retained earnings of the Company for such year, audited and certified by independent public accountants of recognized national standing reasonably satisfactory to the Investors, prepared in accordance with generally accepted accounting principles and practices consistently applied; (b) within 45 days after the end of each quarter commencing with the quarter ending March 31, 1996, a consolidated unaudited balance sheet of the Company as at the end of such quarter and a consolidated unaudited statement of income and retained earnings for the Company for such quarter and for the year to date; (c) within 30 days after the end of each month commencing with the month ending March 31, 1996, a consolidated unaudited balance sheet of the Company as at the end of such month and an unaudited statement of income and retained earnings for the Company for such month and for the year to date, each of the foregoing balance sheets and statements of income and retained earnings to set forth in comparative form the corresponding figures for the prior fiscal period and to include a brief written discussion and analysis by management of such annual, quarterly and monthly financial statements; and (d) such other financial information as a majority-in-interest of the Investors may reasonably request, including without limitation certificates of the principal financial officer of the Company concerning compliance with the covenants of the Company under this Section 4.

         4.2  Budget and Operating Forecast. The Company will prepare and submit
              -----------------------------
to the Board of Directors of the Company a budget for the Company for each fiscal year of the Company at least 30 days prior to the beginning of such fiscal year, together with management's written discussion and analysis of such budget. The budget shall be accepted as the budget for such fiscal year when it has been approved by a majority of the full Board of Directors of the Company and, thereupon, a copy of such budget promptly shall be sent to the Investors. The Company shall review the budget periodically and shall advise the Board of Directors and the Investors of all changes therein and all material deviations therefrom.

         4.3  Conduct of Business. The Company will continue to engage
              -------------------
principally in the business now conducted by the Company or a business or businesses similar thereto or reasonably compatible therewith, including such research and development activities as the Board of Directors may from time to time approve. The Company will keep in full force and effect its corporate existence and all intellectual property rights useful in its business (except such rights as the Board of Directors has reasonably determined are not material to the Company's continuing operations) and shall use its best efforts to cause each new employee to execute a Confidentiality and Proprietary Rights Agreement substantially in the form of Exhibit C attached hereto with such reasonable
                             ---------
changes as may be deemed appropriate by the Board of Directors.

         4.4  Payment of Taxes, Compliance with Laws, etc. The Company will pay
              -------------------------------------------
and discharge all lawful taxes, assessments and governmental charges or levies imposed upon it or upon its income or property before the same shall become in default, as well as all lawful claims for labor, materials and supplies which, if not paid when due, might become a lien or charge upon its property or any part thereof; provided, however, that the Company shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof is being contested by the Company in good faith by appropriate proceedings and an adequate reserve therefor has been established on its books. The Company will comply with all applicable laws and regulations in the conduct of its business, including, without limitation, all applicable federal and state securities laws in connection with the issuance of any shares of its capital stock.

         4.5  Insurance. The Company will keep its insurable properties insured,
              ---------
upon reasonable business terms, by financially sound and reputable insurers against liability, and the perils of casualty, fire and extended coverage in amounts of coverage at least equal to those customarily maintained by companies in the same or similar business as the Company. The Company will also maintain with such insurers insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies engaged in the same or similar business.

         4.6  Maintenance of Properties. The Company will maintain all
              -------------------------
properties used or useful in the conduct of its business in good repair, working order and condition, ordinary wear and tear excepted, as necessary to permit such business to be properly and advantageously conducted.

         4.7 Affiliated Transactions. All transactions by and between the
             -----------------------
Company and any of the Founders or any other officer or key employee of the Company or persons controlling, controlled by, under common control with or otherwise affiliated with such Founder, officer or key employee, shall be conducted on an arm's-length basis, shall be on terms and conditions no less favorable to the Company than could be obtained from nonrelated persons and shall be approved in advance by the Board of Directors after full disclosure of the terms thereof; provided, however, that the Company may, under its agreement
                   --------  -------
with the Distribution Team, Inc., exercise its option to purchase a perpetual license to use software for a total purchase price of $500,000.

         4.8 Management Compensation. Compensation paid by the Company to its
             -----------------------
management will be comparable to compensation paid to management prior to the Closing. Any grants of capital stock or options hereunder shall be conditioned upon the grantee agreeing to be bound by the terms of the Stockholders' Agreement. With respect to the 686,620 shares of Common Stock which remain reserved for issuance under the Stock Option Plan after the Closing: (a) options and/or stock grants for no more than 457,747 shares of Common Stock shall be granted prior to March 31, 1997 (the "First Year Grants"); (b) one-half of the First Year Grants shall, regardless of when granted, vest 25% on the first anniversary of grant and on a ratable basis thereafter through the fourth anniversary of grant; (c) the other half of the First Year Grants shall, regardless of when granted, vest ratably over a ten year period from the date of grant subject to acceleration; and (c) the remaining 228,873 shares reserved for issuance may be granted to new hires commencing after March 31, 1997 with vesting to be on a ratable basis over a four-year period from the date of grant; provided that if Guy M. Lammle is still serving as Chief Executive Officer on March 31, 1998 he would, subject to the discretion of the Board of Directors, be eligible to receive up to no more than one-half of such 228,873 shares remaining available for grant at that time.

         4.9 Use of Proceeds. The Company will use an aggregate of $56,000,000
             ---------------
of the proceeds from the sale of the Preferred Shares and the Senior Debt (a) to repurchase certain outstanding capital stock held by each of the Founders (who in turn shall be responsible for all fees payable to The Wallach Company) and
(b) to make payments to certain employees of the Company and on account of related withholding obligations in an aggregate amount of $7,000,000 pursuant to the Company's MSUIP, so that after giving effect to such redemptions and payments, the outstanding capital stock of the Company shall be as set forth in Sections 2.4 and 3.9 hereof. In connection with the payments under the MSUIP, the Company shall on or before thirty (30) days after the Closing Date obtain a release from each payee thereunder in favor of the Company in substantially the form of Exhibit H attached hereto. The Escrow Amount will be delivered to the
        ---------
Escrow Agent to be held by the Escrow Agent pursuant to and in accordance with the terms of the Escrow Agreement to be executed in substantially the form of Exhibit G attached hereto.
---------

         4.10  Board of Directors Meetings. The Company will ensure that
               ---------------------------
meetings of its Board of Directors are held at least four times each year and at intervals of not more than three months and will reimburse Directors for their reasonable travel and other out-of-pocket expenses incurred in connection with attending meetings of the Board of Directors or performing such other business on behalf of the Company as may be approved by the Company in advance. The Certificate of Incorporation or By-laws of the Company will at all times during which any nominee of the Investors serves as director of the Company provide for indemnification of the directors and limitations on the liability of the directors to the fullest extent permitted under applicable state law. The Company will use its best efforts to obtain and maintain on reasonable business terms (including cost) directors and officers' liability insurance coverage of at least $1,000,000 per occurrence.

         4.11  Right to Participate in Sales of Additional Securities.
               ------------------------------------------------------

               (a) The Company covenants and agrees that, except as otherwise expressly permitted by Section 4.11(b) hereof it will not sell or issue any (i) shares of capital stock of the Company, or bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for capital stock of the Company, or options, warrants or rights carrying any rights to purchase capital stock or convertible or exchangeable securities of the Company (collectively, "Additional Equity Securities"), other than in connection with a Qualified Public Offering or as otherwise provided in Section 4.11(b) hereof or
(ii) notes, bonds, certificates of indebtedness, debentures or other debt securities (collectively, "Additional Debt Securities" and together with Additional Equity Securities, "Additional Securities") unless (x) the Company shall have received a bona fide arms-length offer (which may be in response to a solicitation by the Company) to purchase such Additional Securities from a third party, and (y) the Company first submits a written offer to the Investors and the Lammle Entities identifying the third party to whom such Additional Securities are proposed to be sold and the terms of the proposed sale, and offering to the Investors and the Lammle Entities the opportunity to purchase such securities on terms and conditions, including price, not less favorable than those on which the Company proposes to sell such securities to the third party. Each of the Investors and the Lammle Entities shall have the right to purchase its proportionate share of such securities based on the ratio which the Conversion Shares and shares of Common Stock, respectively, of the Company owned or obtainable by such Investor or Founder owned by it bears to the sum of all Conversion Shares and shares of Common Stock owned by all Investors and Founders immediately prior to such issuance. Any Investor may transfer its right to be offered any such opportunity to any transferee of shares of its Preferred Shares. The Company's offer to the Investors and the Lammle Entities shall remain open and irrevocable for a period of at least 45 days. Any securities so offered to the Investors and the Lammle Entities which are not purchased pursuant to such offer shall be offered to the Investors and the Lammle Entities wishing to purchase any such securities, and thereafter may be sold by the Company to the third party originally named or assigned in the offer to the Investors and the Lammle Entities on terms and conditions, including price, not more favorable to the third party than those set forth in such offer at any time within 75 days following the date of such offer, but may not be sold to any other person or on terms and conditions, including price, that are more favorable to the purchaser than those set forth in such offer or after such 75-day period without renewed compliance with this Section 4.11. Notwithstanding anything contained herein to the contrary, an Investor within an Investor group shall have the right to purchase any shares with respect to which another Investor within the same Investor group elects not to purchase hereunder.

              (b) Notwithstanding the foregoing, the Company may (i) issue, or issue options, warrants or rights to subscribe for, up to an aggregate of 1,327,465 shares of its Common Stock to officers, directors, employees, consultants or agents of the Company pursuant to the terms of the Company's Stock Option Plan and Section 4.8 hereof and issue shares of its Common Stock upon the exercise of such stock options, (ii) issue Conversion Shares upon the conversion of the Preferred Shares, (iii) declare, make or issue a dividend or other distribution payable in shares of the Common Stock in respect of outstanding shares of the Common Stock or the Preferred Stock in accordance with the Company's Amended and Restated Certificate of Incorporation, as amended,
(iv) issue shares of Common Stock in connection with a Qualified Public Offering, (v) issue shares of its Common Stock or other securities in connection with the acquisition of any other corporation or business concern, whether by acquisition of assets, or capital stock merger, consolidation or other reorganization as long as the beneficial owners of the Company's outstanding capital stock immediately prior to such transaction hold no less than fifty-one percent (51%) of the voting power of the outstanding capital stock of the Company immediately after such transaction, or (vi) with the prior consent of a a majority-in-interest of the Investors, issue, or issue options, warrants or rights to subscribe for, shares of its Common Stock in connection with any debt, capital lease or other similar financing transaction, without offering the Investors the opportunity to purchase their proportionate share of such shares or options under this Section 4.11.

         4.12 Stockholders' Agreement, Non-Competition Agreements and
              -------------------------------------------------------
Confidentiality and Proprietary Rights Agreements. The Company will diligently
-------------------------------------------------
enforce all of its rights under the Stockholders' Agreement described in Section
3.5 hereof, and the agreements described in Section 3.6 hereof. The Company will not effect any transfer of any of the outstanding capital stock of the Company on the stock record books of the Company unless such transfer is made in accordance with the terms of the Stockholders' Agreement referred to in Section
3.5 hereof. The Company will not waive or release any rights under, or consent to the amendment of, any such agreement without the written consent of a majority-in-interest of the Investors.

         4.13 Distributions on, and Redemptions of, Capital Stock. Except as
              ---------------------------------------------------
otherwise expressly provided in this Agreement or in Exhibit B hereto, the
                                                     ---------
Company will not declare or pay any dividends or make any distributions of cash, property or securities of the Company with respect to any shares of its Common Stock or any other class of its capital stock, or directly or indirectly redeem, purchase, or otherwise acquire for consideration any shares of its Common Stock or any other class of its capital stock; provided, however, that this restriction shall not apply to the repurchase of shares of the Common Stock pursuant to stock repurchase agreements under which the Company has the option to repurchase such shares upon the occurrence of certain events, including the termination of employment and involuntary transfers, by operation of law, provided that the repurchase price paid by the Company does not exceed the purchase price paid to the Company for such shares. Any redemption, repurchase or other acquisition by the Company of any shares of its capital stock shall be made in compliance with all laws, including but not limited to federal and state securities laws.

         4.14 Merger, Consolidation, Sale of Assets, Acquisitions and Other
              -------------------------------------------------------------
Actions. The Company will not without the prior written consent of Investors
-------
holding a majority-in-interest of the Preferred Shares and Conversion Shares:
(a) sell, lease or otherwise dispose of (whether in one transaction or a series of related transactions) all or substantially all of its assets, (b) merge with or into or consolidate with another entity (except into or with a wholly-owned subsidiary of the Company with the requisite stockholder approval),
(c) acquire any other corporation or business concern, whether by acquisition of assets, capital stock or otherwise, and whether in consideration of the payment of cash, the issuance of capital stock or otherwise, (d) voluntarily liquidate or wind up its operations, (e) issue any shares of its capital stock which are senior to or on a parity with the Preferred Shares with respect to dividends, conversion, liquidation or redemptions or with any special voting rights, (f) create, incur, assume, become liable for, or permit to exist any indebtedness for borrowed money (other than the Senior Debt), capital leases, or other similar commitments or obligations, which, for any one such borrowing or series of related borrowings, is in excess of $300,000, (g) grant or permit to exist any liens, security interests or encumbrances on any of the Company's assets or properties, except as permitted by the terms of the Senior Debt as in effect on the date hereof or except for purchase money security interests, or (h) enter into any agreement with any party which by its terms restricts the payments due the holders of the Preferred Shares pursuant to Exhibit B hereto.
                                                ---------

         4.15 No Amendments to Certificate of Incorporation. The Company will
              ---------------------------------------------
not make any amendment to its Certificate of Incorporation or make any amendment to its By-laws that material adversely affects the rights of holders of the Preferred Stock without the prior written consent of Investors holding a majority-in-interest of the Preferred Shares and Conversion Shares.

         4.16 Capital Expenditures. The Company will not, without the prior
              --------------------
approval of the Board of Directors of the Company, make any expenditures for fixed or capital assets, or any commitments for such expenditures, exceeding an amount of $100,000 for any one such expenditure or series of related expenditures in any one year.

         4.17 Life Insurance. The Company will, within thirty (30) days after
              --------------
the Closing Date, obtain a key-man term life insurance policy on the life of Guy
M. Lammle in the amount of at least $10,000,000, such policy to name the Company as sole beneficiary thereof.

SECTION 5.  INVESTOR REPRESENTATIONS
            ------------------------

         In order to induce the Company and the Founders to enter into this Agreement, each Investor hereby severally represents with respect to such Investor's purchase of Securities hereunder that:

                  (a) The execution of this Agreement and all other documents executed pursuant hereto has been duly authorized by all necessary action on the part of the Investor, has been duly executed and delivered, and constitutes a valid, binding and enforceable agreement of the Investor.

                  (b) The Investor is acquiring the Preferred Shares for its own account, for investment, and not with a present view to any "distribution" thereof within the meaning of the Securities Act. The Investor was not formed or organized for the purpose of acquiring the Preferred Shares.

                  (c) The Investor understands that because the Preferred Shares have not been registered under the Securities Act, it cannot dispose of any or all of the Preferred Stock or the Common Stock issuable upon conversion thereof unless such securities are subsequently registered under the Securities Act or exemptions from such registration are available. The Investor understands that each certificate representing the Preferred Stock will bear the following legend or one substantially similar thereto:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Act"). These securities have been acquired for investment and not with a view to distribution or resale, and may not be sold, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such securities under the Act or the availability of an exemption from such registration requirements.

                  (d) The Investor is sufficiently knowledgeable and experienced in the making of venture capital investments so as to be able to evaluate the risks and merits of its investment in the Company, and is able to bear the economic risk of loss of its investment in the Company.

                  (e) The Investor has been advised that the Preferred Shares have not been and are not being registered under the Act or under the "blue sky" laws of any jurisdiction and that the Company in issuing the Preferred Stock is relying upon, among other things, the representations and warranties of the Investors contained in this Section 5.

                  (f) No broker, finder, agent or similar intermediary has acted on behalf of an Investor in connection with this Agreement or the transactions contemplated hereby and there are no brokerage commissions, finder's fees or similar fees or commissions payable in connection therewith.

                  (g) The Investor is an "accredited investor" as defined in Regulation D of the Securities Act.

                  (h) The Investor is not "controlled" by any other entity for purposes of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

                  (i) Advent VII L.P., Advent Atlantic and Pacific II L.P., Advent Atlantic and Pacific III, L.P., Advent New York L.P., Summit Ventures IV, L.P., Summit Investors III, L.P.

and TA Venture Investors Limited Partnership represent that they are "institutional buyers" as described in the Massachusetts Uniform Securities Act.

                  (j) Technology Leaders II L.P. and Technology Leaders II Offshore C.V. represent that they are "institutional investors" as described in the Pennsylvania Securities Act.

SECTION 6.  INDEMNIFICATION
            ---------------

         6.1      [Intentionally Omitted]

         6.2      Indemnification for Breaches. Each of the Founders, severally,
                  ----------------------------
on behalf of himself and his successors, executors, administrators, estate, heirs and assigns (collectively, for the purposes of this Section 6, "Founders"), agrees to defend, indemnify, save and hold each of the Investors and, from and after the Closing, the Company and persons serving as officers, directors, partners, employees or agents of each Investor and the Company (individually an "Indemnified Party" and collectively the "Indemnified Parties") harmless from and against any and all costs, losses, liabilities, damages, lawsuits, deficiencies, claims, taxes and expenses (whether or not arising out of third-party claims), including, without limitation, interest, penalties, reasonable attorneys' fees and all amounts paid in investigation, defense or settlement of any of the foregoing which may be sustained or suffered by any such Indemnified Party (a "Loss" or "Losses"), based upon, arising out of, resulting from, by reason of or otherwise in respect of or in connection with:

                  (a) any inaccuracy in or breach of any representation or warranty made by the Founders or the Company in this Agreement, or in any Schedule, exhibit or certificate delivered by or on behalf of the Founders or the Company as part of or pursuant to this Agreement (collectively, "Warranty Claims");

                  (b) any breach of the representations set forth in Section 2.4 relating to the capital stock and capitalization of the Company and Section 2.16 relating to investment banking or brokerage fees or any covenant or agreement made by or on behalf of the Founders or the Company in this Agreement, or in any Schedule, exhibit or certificate delivered by or on behalf of the Founders or the Company as part of or pursuant to this Agreement;

                  (c) any liability of the Company for Taxes arising from an event or transaction prior to the Closing or as a result of the Closing which have not been paid by the Company prior to the Closing, including without limitation, any increase in Taxes due to the unavailability of any loss or deduction claimed by the Company; or

                  (d) any liability of the Company arising from the defense or disposition of Data Dynamics, Inc. v. R&D Systems Company (which for purposes
                  ------------------------------------------
of this Section 6 shall be deemed to be a Warranty Claim).

         The rights of Indemnified Parties to recover indemnification in respect of any occurrence referred to in either of clauses (b), (c) and (d) of this
Section 6.2 shall not be limited by the fact that such occurrence may constitute an inaccuracy in or breach of any representation, warranty or agreement referred to in clause (a) of this Section 6.2.

         6.3      Limitations on Indemnification.
                  ------------------------------

                  (a) The right of Indemnified Parties to indemnification under Section 6.2 shall be subject to the following provisions:

                           (i) Indemnification with respect to Warranty Claims shall expire on the earlier to occur of (A) a Qualified Public Offering or (B) thirty (30) days after receipt by the Company of the audited financial statements of the Company for the fiscal year ending December 31, 1996; provided, however, that the limitation of this clause (i) shall not apply to (x) Warranty Claims involving fraud, intentional misrepresentation or breach of Section 2.4 or 2.16, (y) Taxes, for which the period for making such claims shall expire on the date which is six (6) months after the termination of the applicable statute of limitations relating thereto and (z) claims arising from the defense or disposition of Data Dynamics, Inc. v. R&D Systems Company if such
                        ------------------------------------------
         lawsuit has not been finally adjudicated as of such date (in which event appropriate reserves for the estimated liabilities, losses and expenses arising from such lawsuit shall remain in escrow (which reserves will not, in any event exceed $650,000)). If prior to the relevant date of expiration a specific state of facts shall have become known which may constitute or give rise to any Warranty Claim as to which indemnity may be payable and an Indemnified Party shall have given notice of such facts to the Founders, then the right to indemnification with respect thereto shall remain in effect without regard to when such matter shall have been finally determined and disposed of, according to the date on which notice of the applicable claim is given.

                           (ii) No indemnification shall be payable with respect to Warranty Claims (other than those involving fraud, intentional misrepresentation, breach of Section 2.4 or 2.16 or Taxes) to Indemnified Parties unless the total of all Warranty Claims shall exceed $500,000 in the aggregate, whereupon only the amount of such excess claims shall be recoverable in accordance with the terms hereof; provided, however, that with respect to indemnification claims relating
         --------  -------
         to Section 6.2(d) hereof, indemnification shall be available from the first dollar of loss or claim, notwithstanding anything herein to the contrary.

                           (iii) The Founders shall not be obligated to
         indemnify Indemnified Parties for Warranty Claims (other than any such claims involving fraud, intentional misrepresentations, or Taxes) after the cumulative amount of all amounts paid by the Founders to Indemnified Parties with respect thereto exceeds FOUR MILLION NINE HUNDRED THOUSAND DOLLARS ($4,900,000) and the sole remedy with respect to any such claim described in this Section 6.3(a)(iii) shall be as provided in the Escrow Agreement; provided, further, that the Founders
                                           --------  -------
         shall not be obligated to indemnify

         Indemnified Parties for indemnification claims relating to Section 6.2(d) in an amount in excess of Six Hundred and Fifty Thousand Dollars ($650,000).

                           (iv) The limitations herein with respect to certain Warranty Claims shall not limit the rights of any Indemnified Party with respect to any other claims arising under provisions of Section
         6.2 and the Founders shall not have any right of contribution from, or claims against, the Company with respect to their indemnification claims hereunder.

         (b) In the event any claim for indemnification hereunder arises under more than one provision of Section 6.2 and as such may be subject to limitations pursuant to this Section 6.3 if deemed to arise under a particular provision but not if deemed to arise under a different provision, then the claim shall be deemed to arise under the provision to which no restrictions or the least restrictive provisions apply.

         6.4 Notice; Defense of Claims. Promptly after receipt by an indemnified
             -------------------------
party of notice of any third party or other claim, liability or expense to which the indemnification obligations hereunder would apply, including in connection with any governmental proceeding, the indemnified party shall give notice thereof in writing to the indemnifying party or parties, but the omission to so notify the indemnifying party or parties promptly will not relieve the indemnifying party or parties from any liability except to the extent that the indemnifying party or parties shall have been materially prejudiced as a result of the failure or delay in giving such notice. Such notice shall state the information then available regarding the amount and nature of such claim, liability or expense and shall specify the provision or provisions of this Agreement under which the liability or obligation is asserted.

         In the case of any third party claim, if within twenty (20) days after receiving the notice described in the preceding paragraph the indemnifying party or parties (i) give written notice to the indemnified party or parties stating that they intend to defend in good faith against such claim, liability or expense at their own cost and expense and (ii) provide assurance and security reasonably acceptable to such indemnified party or parties that such indemnification will be paid fully and promptly if required and such indemnified party or parties will not incur cost or expense during the proceeding, then counsel for the defense shall be selected by the indemnifying party or parties (subject to the consent of such indemnified party or parties which consent shall not be unreasonably withheld) and such indemnified party or parties shall not be required to make any payment with respect to such claim, liability or expense as long as the indemnifying party or parties are conducting a good faith and diligent defense at their own expense; provided, however, that the assumption of defense of any such matters by the indemnifying party or parties shall relate solely to the claim, liability or expense that is subject or potentially subject to indemnification. If the indemnifying party or parties assume such defense in accordance with the preceding sentence, they shall have the right, with the consent of such indemnified party or parties, which consent shall not be unreasonably withheld, to settle all Indemnifiable matters related to claims by third parties which are susceptible to being settled provided the indemnifying party or parties' obligation to indemnify such indemnified party or parties therefor will be fully satisfied and the settlement includes a complete release of such indemnified party or parties. The indemnifying party or parties shall keep such indemnified party or parties apprised of the status of the claim, liability or expense and any resulting suit, proceeding or enforcement action, shall furnish such indemnified party or parties with all documents and information that such indemnified party or parties shall reasonably request and shall consult with such indemnified party or parties prior to acting on major matters, including settlement discussions. Notwithstanding anything herein stated, such indemnified party or parties shall at all times have the right to fully participate in such defense at its own expense directly or through counsel; provided, however, if the named parties to the action or proceeding include both the indemnifying party or parties and the indemnified party or parties and representation of both parties by the same counsel would be inappropriate under applicable standards of professional conduct, the expense of separate counsel for such indemnified party or parties shall be paid by the indemnifying party or parties. If no such notice of intent to dispute and defend is given by the indemnifying party or parties, or if such diligent good faith defense is not being or ceases to be conducted, such indemnified party or parties shall, at the expense of the indemnifying party or parties, undertake the defense of (with counsel selected by such indemnified party or parties), and shall have the right to compromise or settle, such claim, liability or expense with the consent of the Indemnifying Party, which will not be unreasonably withheld, provided, however, if such consent is requested and the Indemnifying Party does not respond within ten (10) business days, such Indemnifying Party shall be deemed to have consented. If such claim, liability or expense is one that by its nature cannot be defended solely by the indemnifying party or parties, then such indemnified party or parties shall make available all information and assistance that the indemnifying party or parties may reasonably request and shall cooperate with the indemnifying party or parties in such defense.

         6.5 Satisfaction of Indemnification Obligations; Disputed Claims. Any
             ------------------------------------------------------------
indemnity payable pursuant to this Section 6 shall be paid in accordance with the Escrow Agreement within the later of (a) fifteen (15) days after the indemnified party's request therefor or (b) ten (10) days prior to the date on which the Loss upon which the indemnity is based is required to be satisfied by the indemnified party. Notwithstanding anything to the contrary set forth in this Agreement, any dispute relating to any indemnification claim hereunder shall be resolved in accordance with the provisions of the Escrow Agreement.

SECTION 7.  GENERAL
            -------

         7.1 Amendments, Waivers and Consents. For the purposes of this
             --------------------------------
Agreement and all agreements, documents and instruments executed pursuant hereto, except as otherwise specifically set forth herein or therein, no course of dealing between the Company or the Founders on the one hand and any Investor on the other and no delay on the part of any party hereto in exercising any rights hereunder or thereunder shall operate as a waiver of the rights hereof and thereof. No covenant or other provision hereof or thereof may be waived otherwise than by a written instrument signed by the party so waiving such covenant or other provision; provided, however, that except as otherwise provided herein or therein, changes in or additions to, and any consents required by, this Agreement may be made, and compliance with any term, covenant, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively) by a consent or consents in writing signed by the Investors holding a majority-in-interest of the Preferred Shares (including for such purposes, on a proportional basis, any Conversion Shares into which any of the Preferred Shares have been converted that have not been sold to the public) and (in the case of any such change or addition) the Company; provided, however, that the amendment, modification or
                       --------  -------
waiver of any provision which by its terms requires the consent or approval of more than a majority-in-interest of the Investors shall only be effective if it is signed by holders of such requisite percentage. All references in this Agreement to a majority-in-interest of the Investors refer to Investors holding a- majority-in-interest of the outstanding Preferred Shares and Conversion Shares on an as converted basis. Any amendment or waiver effected in accordance with this Section 7.1 shall be binding upon each holder of Preferred Shares purchased under this Agreement at the time outstanding (including securities into which such Preferred Shares have been converted), each future holder of all such securities and the Company.

         7.2 Survival of Representations, Warranties and Covenants;
             ------------------------------------------------------
Assignability of Rights. All covenants, agreements, representations and
-----------------------
warranties of the Company and/or the Founders made herein and in the certificates, lists, exhibits, schedules or other written information delivered or furnished by or on behalf of the Company and/or the Founders to any Investor in connection herewith shall be deemed material and to have been relied upon by such Investor, and, except as otherwise provided in this Agreement, shall survive the delivery of the Securities regardless of any instruction and shall not merge in the performance of any obligation and shall bind the Company's and the Founders' successors, assigns and heirs, whether so expressed or not, and, except as otherwise provided in this Agreement, all such covenants, agreements, representations and warranties shall inure to the benefit of the Investors' successors and assigns and to transferees of the Securities, whether so expressed or not. The representations and warranties made by the Investors in
Section 5 of this Agreement shall survive the delivery of the Securities and shall bind the Investors' successors and assigns and shall inure to the benefit of the Company's successors and assigns.

         7.3 Governing Law. Except for Delaware corporate law matters relating
             -------------
to the Company which shall be governed by and construed in accordance with the Delaware General Corporation Law, this Agreement shall be deemed to be a contract made under, and shall be construed in accordance with, the laws of The Commonwealth of Massachusetts (without giving effect to principles of conflicts of law). Each party also waives trial by jury in any action relating to this Agreement

         7.4 Section Headings; Counterparts. The descriptive headings in this
             ------------------------------
Agreement have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provision thereof or hereof. This Agreement may be executed simultaneously in any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute but one and the same document.

         7.5 Notices and Demands. Any notice or demand which, by any provision
             -------------------
of this Agreement or any agreement, document or instrument executed pursuant hereto or thereto, except as otherwise provided therein, is required or provided to be given shall be deemed to have been sufficiently given or served and received for all purposes when delivered or five days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or by express delivery providing receipt of delivery, to the following addresses: if to the Company, at its address as shown on the signature page hereof, or at any other address designated by the Company to each of the Investors in writing; if to an Investor, at its mailing address as shown on Appendix A hereto, or at any other
                                             ----------
address designated by such Investor to the Company and the other Investors in writing; if to a Lammle Entity, at its mailing address as shown on Appendix B
                                                                   ----------
hereto, or at any other address designated by such Lammle Entity to the Company and the Investors in writing; and if to an assignee of an Investor, at its address as designated to the Company and the other Investors in writing.

         7.6 Severability. Whenever possible, each provision of this Agreement
             ------------
shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or the other provisions of this Agreement.

         7.7 Expenses. The Founders shall pay all attorneys' fees (including
             --------
costs) that each of the Company, the Founders and the Investors incurs with respect to the negotiation, execution, delivery and performance of this Agreement and the agreements, documents and instruments contemplated hereby or executed pursuant hereto and the Founders shall pay all other costs and expenses that they and the Company incur with respect to the negotiation, execution, delivery and performance of this Agreement and the agreements, documents and instruments contemplated hereby or executed pursuant hereto (including, without limitation, any amounts payable to The Wallach Company).

         7.8 Integration. This Agreement together with the Stockholders'
             -----------
Agreement, including the exhibits, documents and instruments referred to herein or therein, constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as a sealed instrument as of the day and year first above written.

                                         R&D SYSTEMS COMPANY
                                         5225 N. Academy Blvd., Suite 200
                                         Colorado Springs, CO 80918

                                         By: /s/ GUY M. LAMMLE
                                            -----------------------------
                                            Name:
                                            Title:

                                             /s/ ROGER H. LINN
                                            --------------------------------
                                            Roger H. Linn

                                            /s/ GUY M. LAMMLE
                                            --------------------------------
                                            Guy M. Lammle

                                            /s/ LOIS J. LIN
                                            --------------------------------
                                            Lois J. Linn




                                            JENNIFER LINN TRUST


                                         By: /s/ ROGER H. LINN
                                            -----------------------------
                                            Trustee

                                            SARA LINN TRUST

                                         By: /s/ ROGER H. LINN
                                            -----------------------------
                                            Trustee

                                            /s/ RITA L. LAMMLE
                                            --------------------------------
                                            Rita L. Lammle

                                          AMY LAMMLE TRUST

                                          By: /s/ GUY M. LAMMLE
                                             -----------------------------
                                             Trustee


                                          DAINA LAMMLE TRUST

                                          By: /s/ GUY M. LAMMLE
                                             -----------------------------
                                             Trustee


                                          LACEY LAMMLE TRUST

                                          By: /s/ GUY M. LAMMLE
                                             -----------------------------
                                             Trustee


                                          TA INVESTORS:
                                          ------------

                                          ADVENT VII L.P.

                                          By: TA Associates VII L.P.,
                                              its General Partner

                                          By: TA Associates, Inc.,
                                              its General Partner

                                          By:              *
                                             -----------------------------

                                             ADVENT ATLANTIC AND
                                               PACIFIC II L.P.

                                             By: TA Associates AAP II Partners,
                                                   its General Partner

                                             By: TA Associates, Inc.,
                                                   its General Partner

                                             By:               *
                                                --------------------------------


                                             ADVENT ATLANTIC AND
                                              PACIFIC III, L.P.

                                             By: TA Associates AAP III Partners,
                                                   its General Partner

                                             By: TA Associates, Inc.,
                                                   its General Partner

                                             By:               *
                                                --------------------------------


                                             ADVENT NEW YORK L.P.

                                             By: TA Associates VI L.P.,
                                                   its General Partner

                                             By: TA Associates, Inc.,
                                                   its General Partner

                                             By:               *
                                                --------------------------------


                                             TA VENTURE INVESTORS
                                               LIMITED PARTNERSHIP

                                             By:               *
                                                --------------------------------

*/s/ JACQUELINE C. MORBY
 ------------------------
 By Jacqueline Morby


                                             SUMMIT INVESTORS:
                                             ----------------

                                             SUMMIT VENTURES IV, L.P.

                                             By:  Summit Partners IV, L.P.
                                                  Its General Partner

                                             By:  Stamps, Woodsum & Co., IV
                                                  Its General Partner


                                             By: /s/ GREGORY M. AVIS
                                                --------------------------------
                                                        General Partner



                                             SUMMIT INVESTORS III, L.P.

                                             By: /s/ GREGORY M AVIS
                                                --------------------------------
                                                        General Partner


                                             TL INVESTORS:
                                             ------------

                                             TECHNOLOGY LEADERS II L.P.

                                             By:Technology Leaders II Management
                                             L.P., the General Partner

                                             By:Technology Leaders Management,
                                                Inc., a General Partner

                                             By: /s/ SIGNATURE ILLEGIBLE
                                                --------------------------------
                                                        Managing Director

                                             TECHNOLOGY LEADERS II
                                             OFFSHORE C.V.

                                             By:Technology Leaders II Management
                                                L.P., a General Partner

                                          By:  Technology Leaders Management,
                                               Inc., a General Partner

                                             By: /s/ SIGNATURE ILLEGIBLE
                                                --------------------------------
                                                      Managing Director

                                                                      Appendix A
                                                                      ----------

                               List of Investors
                               -----------------

                                                Column 1             Column 2
                                                --------             --------

                                                Number of           Aggregate
                                                Preferred       Purchase Price for
       Name                                      Shares          Preferred Shares
       ----                                     ---------       ------------------
Advent VII L.P.                                   7,500             $7,500,000
     c/o TA Associates
     125 High Street, Suite 2500
     High Street Tower
     Boston, MA 02110

Advent Atlantic and Pacific II L.P.               2,865              2,865,000
     c/o TA Associates, Inc.
     125 High Street, Suite 2500
     High Street Tower
     Boston, MA 02110

Advent Atlantic and Pacific III, L.P.             3,750              3,750,000
     c/o TA Associates, Inc.
     125 High Street, Suite 2500
     High Street Tower
     Boston, MA 02110

Advent New York L.P.                                750                750,000
     c/o TA Associates, Inc.
     125 High Street, Suite 2500
     High Street Tower
     Boston, MA 02110

TA Venture Investors Limited Partnership            135                135,000
     c/o TA Associates, Inc.
     125 High Street, Suite 2500
     High Street Tower
     Boston, MA 02110

Summit Ventures IV, L.P.                          9,577              9,577,000
     c/o Summit Partners
     499 Hamilton Avenue
     Suite 200
     Palo Alto, CA  94301

Summit Investors III, L.P.                          423                423,000
     c/o Summit Partners
     499 Hamilton Avenue
     Suite 200
     Palo Alto, CA  94301

Technology Leaders II L.P.                          557                557,000
     c/o Technology Leaders Management,
          Inc.
     800 The Safeguard Building
     435 Devon Park Drive
     Wayne, PA 19087

Technology Leaders II Offshore C.V.                 443                443,000
     c/o Technology Leaders Management,
          Inc.
     800 The Safeguard Building
     435 Devon Park Drive
     Wayne, PA 19087

                                               ==========            ==========
     Total                                       26,000             $26,000,000
                                               ==========            ==========

                                                                      Appendix B

                             Lammle Entity Holdings
                             ----------------------

                                                 Number of Shares of
                                                 Series B Convertible
       Name                                        Preferred Stock
       ----                                      --------------------

Guy M. Lammle                                         2,275
Rita L. Lammle                                        2,275
Amy Lammle Trust                                        487.5
Daina Lammle Trust                                      487.5
Lacey Lammle Trust                                      975
                                                      -------
                                                      6,500

The address for each of the above is:
              23234 East County Club Trail
              Scottsdale, AZ 85255

                                   Exhibit A
                          to Stock Purchase Agreement


                       Form of Indemnification Agreement


  [Reference is hereby made to Exhibit 10.17 to the Registration Statement.]

                                   Exhibit B
                          to Stock Purchase Agreement


               Amended and Restated Certificate of Incorporation


   [Reference is hereby made to Exhibit 3.1 to the Registration Statement.]

                                   EXHIBIT C
                                   ---------

                              R&D SYSTEMS COMPANY

                              EMPLOYEE AGREEMENT
                           REGARDING CONFIDENTIALITY
                            AND PROPRIETARY RIGHTS


Employee Name:

Date:


          WHEREAS, certain investors have agreed to provide financing (the "Financing") to R&D Systems Company (the "Company") subject to the terms of that certain Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of the date hereof, by and among the Company, the stockholders of the Company identified therein (the "Founders") and the investors identified therein (the "Investors");

          WHEREAS, such Financing will significantly benefit the Company and indirectly benefit the above-named Employee as a stockholder of the Company; and

          WHEREAS, this Agreement is a condition to the Stock Purchase
Agreement.

          NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1.        Non-Disclosure Obligation.  I understand and agree that my
          -------------------------
employment creates a relationship of confidence and trust between me and the Company with respect to (a) all proprietary and confidential information of the Company, and (b) the confidential information of others with which the Company has a business relationship. The information referred to in clauses (a) and (b) of the preceding sentence is referred to in this Agreement, collectively, as "Confidential Information." I will not at any time, whether during or after the termination of employment, for any reason whatsoever (other than to promote and advance the business of the Company), reveal to any person or entity (both commercial and non-commercial) or use for any purpose other than the furtherance of the Company's business interests any of the trade secrets or Confidential Information, including, but not limited to, the Company's research and development activities; marketing plans and strategies; pricing and costing policies; customer and supplier lists; and business or financial information of the Company so far as they have come or may come to my knowledge, except as may be required in the ordinary course of performing my duties as an employee of the Company. This restriction shall not apply to: (i) information that may be disclosed generally or is in the public domain through no fault of mine; (ii) information received from a third party outside the Company that was disclosed without a breach of any confidentiality obligation; or (iii) information that may be required by law or an order of any court, agency or proceeding to be disclosed; provided, that such disclosure is subject to all applicable governmental or judicial protection available for like material and I agree to provide the Company with prior notice of any such disclosure. I shall keep secret all matters of such nature entrusted to me and shall not use or disclose any such information in any manner, except as may be required in the ordinary course of performing my duties as an employee of the Company.

          2.        Assignment of Inventions.  I expressly understand and agree
                    ------------------------
that any and all right or interest I have or obtain in any designs, trade secrets, technical specifications, technical data, know-how and show-how, internal reports and memoranda, marketing plans, inventions, concepts, ideas, expressions, discoveries, improvements, copyrights, and patent or patent rights conceived, devised, developed, reduced to practice, or which I otherwise have or obtain during the term of this Agreement which relate to the business of the Company or arise out of my employment with the Company are expressly regarded as "works for hire" (the "Inventions").

          I hereby assign to the Company the sole and exclusive right to such Inventions. I agree that I will promptly disclose to the Company any and all such Inventions, and that, upon request of the Company, I will execute and deliver any and all documents or instruments and take any other action which the Company shall deem necessary to assign to and vest completely in the Company, to perfect trademark, copyright and patent protection with respect to, or to otherwise protect the Company's trade secrets and proprietary interest in such Inventions. The obligations of this Section shall continue beyond the termination of my employment with respect to such Inventions conceived of or made by me during the term of this Agreement. The Company agrees to pay any and all copyright, trademark and patent fees and expenses or other costs incurred by me for any assistance rendered to the Company pursuant to this Section.

          My obligation to assign Inventions shall not apply to any invention about which I can prove that: (i) it was developed entirely on my own time and effort; (ii) no equipment, supplies, facilities, trade secrets or confidential information of the Company was used in its development; (iii) it does not relate to the business of the Company or to the Company's actual or anticipated research and development; and (iv) it does not result from any work performed by me for the Company.

          3.        Documents, records, etc.  All documents, records, apparatus,
                    -----------------------
equipment and other physical property, whether or not pertaining to Confidential Information, which are furnished to me by the Company or are produced by me in connection with my employment will be and remain the sole property of the Company. I will return to the Company all such materials and property as and when requested by the Company. In any event, I will return all such materials and property immediately upon termination of my employment for any reason. I will not take with me any such material or property or any copies thereof upon such termination.

          4.        Restrictions on Corporate Opportunities.  During my
                    ---------------------------------------
employment with the Company and for a period of one (1) year thereafter, I will not pursue, engage in or have an interest in other business ventures or opportunities which arise out of, are similar to or competitive with the business of the Company. In addition, I will be obligated to present any computer software business or investment opportunity arising out of the Company's operations to the Company, and the Company shall have the exclusive right to pursue such business or investment opportunity.

          5.        Absence of Conflicting Agreements.  I understand the Company
                    ---------------------------------
does not desire to acquire from me any trade secrets, know-how or confidential business information that I may have acquired from others. I represent that I am not bound by any agreement or any other existing or previous business relationship which conflicts with or prevents the full performance of my duties and obligations to the Company under this Agreement or otherwise during the course of my employment.

          6.        No Employment Obligation.  I understand that this Agreement
                    ------------------------
does not create an obligation on the part of the Company to continue my employment with the Company. I am employed as an employee "at will."

          7.        Remedies Upon Breach.  I agree that it would be difficult to
                    --------------------
measure any damages caused to the Company which might result from any breach by me of the promises set forth in this Agreement, and that, in any event, money damages would be an inadequate remedy for any such breach. Accordingly, I agree that if I breach, or propose to breach, any portion of this Agreement, the Company shall be entitled, in addition to all other remedies that it may have, to an injunction or other appropriate equitable relief to restrain any such breach without showing or proving any actual damage to the Company.

          8.        Binding Effect.  This Agreement will be binding upon me and
                    --------------
my heirs, executors, administrators and legal representatives and will inure to the benefit of the Company, any subsidiary of the Company, and its and their respective successors and assigns. My obligations under this Agreement shall survive the termination of my relationship with the Company regardless of the manner of such termination.

          9.        Enforceability.  If any portion or provision of this
                    --------------
Agreement is to any extent declared illegal or unenforceable by a court of competent jurisdiction, then the remainder of this Agreement, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, will not be affected thereby, and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. In the event that any provision of this Agreement is determined by any court of competent jurisdiction to be unenforceable by reason of excessive scope as to geographic, temporal or functional coverage, such provision will be deemed to extend only over the maximum geographic, temporal and functional scope as to which it may be enforceable.


          10.       Entire Agreement.  This Agreement constitutes the entire
                    ----------------
agreement between the Company and myself with respect to the subject matter hereof, and supersedes all prior representations and agreements with respect to such subject matter. This Agreement may not be amended, modified or waived except by a written instrument duly executed by the person against whom enforcement of such amendment, modification or waiver is sought. The failure of any party to require the performance of any term or obligation of this Agreement, or the waiver by any party of any breach of this Agreement, in any particular case will not prevent any subsequent enforcement of such term or obligation or to be deemed a waiver of any separate or subsequent breach.

          11.       Third Party Beneficiaries.  This Agreement is being entered
                    -------------------------
into at the request of the Investors and such Investors are intended to be third party beneficiaries hereunder with full power to enforce the terms hereof.

          12.       Notices.  Any notices, requests, demands and other
                    -------
communications provided for by this Agreement will be sufficient if in writing and delivered in person or sent by registered or certified mail, postage prepaid, to me at the last address which I have filed in writing with the Company or, in the case of any notice to the Company, at its main offices, to the attention of its Chief Executive Officer.

          13. Governing Law.  This is a State of Colorado contract and shall be
              -------------
construed under and be governed in all respects by the laws of the State of Colorado, without giving effect to its conflicts of law principles.

          I UNDERSTAND THAT THIS AGREEMENT AFFECTS IMPORTANT RIGHTS. I HAVE READ IT CAREFULLY AND AM SATISFIED THAT I UNDERSTAND IT COMPLETELY.



                                         __________________________________




Accepted and Agreed to by
R&D SYSTEMS COMPANY


By:  ___________________________

Name:

Title:

Date:

                                   Exhibit D
                          to Stock Purchase Agreement


                            Stockholder's Agreement


   [Reference is hereby made to Exhibit 10.2 to the Registration Statement.]

                                   Exhibit E
                          to Stock Purchase Agreement


                           Non-Competition Agreement


  [Reference is hereby made to Exhibit 10.19 to the Registration Statement.]

                                   EXHIBIT F
                                   ---------

                              R&D SYSTEMS COMPANY

                        1996 Stock Option and Grant Plan
                        --------------------------------

1.  PURPOSE

    This Stock Option and Grant Plan (the "Plan") is intended as a performance incentive for officers, employees, directors, consultants and other key persons of R&D Systems Company (the "Company") or its Subsidiaries (as hereinafter defined) to enable the persons to whom options are granted (the "Optionees") or to whom shares of common stock are granted (the "Grantees") to acquire or increase a proprietary interest in the success of the Company. The Company intends that this purpose will be effected by the granting of "incentive stock options" ("Incentive Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options ("Nonqualified Options") and outright grants of common stock under the Plan. The term "Subsidiaries" includes any corporations in which stock possessing fifty percent or more of the total combined voting power of all classes of stock is owned directly or indirectly by the Company.

2.  OPTIONS TO BE GRANTED AND ADMINISTRATION

    (a) Options granted under the Plan may be either Incentive Options or Nonqualified Options, and shall be designated as such at the time of grant. To the extent that any option intended to be an Incentive Option shall fail to qualify as an "incentive stock option" under the Code, such option shall be deemed to be a Nonqualified Option.

    (b) The Plan shall be administered by a committee (the "Option Committee") of not less than two directors of the Company appointed by the Board of Directors of the Company (the "Board of Directors") each of whom is an "outside director" within the meaning of Section 162(m) of the Code.

    (c) Subject to the terms and conditions of the Plan, the Option Committee shall have the power:

          (i) To determine from time to time the options or stock to be granted to eligible persons under the Plan, to prescribe the terms and provisions (which need not be identical) of options or stock granted under the Plan to such persons and to approve the grant of options or stock, as the case may be;

          (ii) To construe and interpret the Plan and grants thereunder and to establish, amend, and revoke rules and regulations for administration of the Plan. In this connection, the Option Committee may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, in any option agreement, or in any related agreements, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All decisions and determinations by the Option Committee in the exercise of this power shall be final and binding upon the Company, the Optionees and the Grantees; and

          (iii) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

3.  STOCK

    (a) The stock granted under the Plan, or subject to the options granted under the Plan, shall be shares of the Company's authorized but unissued common stock, par value $.01 per share (the "Common Stock"). The total number of shares that may be issued under the Plan shall not exceed an aggregate of 1,327,465 shares of Common Stock and the total number of shares of Common Stock that may be issued to, and/or for which Options may be granted to, any one individual during any one calendar year shall not exceed 700,000. Such number shall be subject to adjustment as provided in Section 7 hereof.

    (b) Whenever any outstanding option under the Plan expires, is cancelled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such option may again be the subject of options under the Plan or grants of Common Stock.

4.  ELIGIBILITY

    (a) Incentive Options may be granted only to officers or other employees of the Company or its Subsidiaries, including members of the Board of Directors who are also employees of the Company or its Subsidiaries. Nonqualified Options may be granted to officers or other employees of the Company or its Subsidiaries, members of the Board of Directors and consultants and other key persons who provide services to the Company or its Subsidiaries (regardless of whether they are also employees). Grants of Common Stock may be made to any officer, director, employee, consultant or other key person of the Company.

    (b) No person shall be eligible to receive any Incentive Option under the Plan if, at the date of grant, such person beneficially owns stock representing in excess of 10% of the voting power of all outstanding capital stock of the Company (a "Ten Percent Stockholder") unless notwithstanding anything in this Plan to the contrary (i) the purchase price for the Common Stock subject to such option is at least 110% of the fair market value of such stock at the time of the grant and (ii) the option by its terms is not exercisable more than five years from the date of grant thereof.

    (c) Notwithstanding any other provision of the Plan, to the extent that the aggregate fair market value of the stock with respect to which Incentive Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and Subsidiaries) exceeds $100,000, the options attributable to the excess over $100,000 shall be treated as Nonqualified Options under the Plan. Such annual limitation shall be applied by taking Incentive Options into account in the order in which they were granted.

5.  TERMS OF THE OPTION AGREEMENTS

    Subject to the terms and conditions of the Plan, each option agreement shall contain such provisions as the Option Committee shall from time to time deem appropriate. Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:

    (a)   Expiration; Termination of Employment. Notwithstanding any other
          -------------------------------------
provision of the Plan or of any option agreement, each option shall expire on the date specified in the option agreement, which date in the case of any Incentive Option shall not be later than the tenth anniversary of the date on which the option was granted; provided, however, that if such Incentive Option is held by a Ten Percent Stockholder, the expiration date of such Incentive Option shall not be later than five years from the date of grant thereof. If an Optionee's employment or service as a director with the Company and its Subsidiaries terminates for any reason, the Option Committee may in its discretion provide, at any time, that any outstanding option granted to such Optionee under the Plan shall be exercisable for three months following termination of employment, subject to the expiration date of such option.

    (b)   Minimum Shares Exercisable. The minimum number of shares with respect
          --------------------------
to which an option may be exercised at any one time shall be fifty (50) shares, or such lesser number as is subject to exercise under the option at the time, provided that no fractional shares may be issued.

    (c)   Exercise. Each option shall be exercisable in such installments (which
          --------
need not be equal) and at such times as may be designated by the Option Committee. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires.

    (d)   Purchase Price. The purchase price per share of Common Stock subject
          --------------
to each option shall be determined by the Option Committee; provided, however, that the purchase price per share of Common Stock subject to each Incentive Option shall be not less than the fair market value of the Common Stock on the date such Incentive Option is granted. For the purposes of the Plan, the fair market value of the Common Stock shall be determined in good faith by the Option Committee; provided, however, that (i) if the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on the date the option is granted, the fair market value shall not be less than the average of the highest bid and lowest asked prices of the Common Stock on NASDAQ reported for such date, or (ii) if the Common Stock is admitted to trading on a national securities exchange or the NASDAQ National Market System on the date the option is granted, the fair market value shall not be less than the closing price reported for the Common Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding such date for which a sale was reported.

    (e)   Rights of Optionees. No Optionee shall be deemed for any purpose to be
          -------------------
the owner of any shares of Common Stock subject to any option unless and until
(i) the option shall have been exercised pursuant to the terms thereof, (ii) all requirements under applicable law and regulations shall have been complied with to the satisfaction of the Company, (iii) the Company shall have issued and delivered the shares to the Optionee, and (iv) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock.

    (f)   Transfer. No option granted hereunder shall be transferable by the
          --------
Optionee other than by will or by the laws of descent and distribution, and such option may be exercised during the Optionee's lifetime only by the Optionee, or his or her guardian or legal representative.

5A. TERMS OF STOCK GRANT

    Subject to the terms and conditions of this Plan, the Option Committee may grant (or sell at a purchase price determined by such committee) shares of Common Stock to eligible participants under this Plan. Such grants or issuances may be on such terms as the Option Committee may determine, including restrictions on transfer, rights of first refusal and repurchase provisions based upon continuing employment and/or the achievement of performance goals or other conditions. In no event may Common Stock issued or granted under this Plan (other than as a result of the exercise of Options issued under this Plan) be transferred or sold within six months of the date of issuance thereof.

6.  METHOD OF EXERCISE; PAYMENT OF PURCHASE PRICE

    (a) Any option granted under the Plan may be exercised by the Optionee in whole or, subject to Section 5(b) hereof, in part by delivering to the Company on any business day a written notice specifying the number of shares of Common Stock the Optionee then desires to purchase (the "Notice"). As a condition precedent to the exercise of any option (i) prior to the closing date of the Company's first underwritten public offering of the Common Stock, on or prior to the exercise date, the Optionee shall execute and deliver a Stockholders' Agreement with substantially the terms attached hereto as Exhibit A, which may
                                                          ---------
be amended from time to time
and (ii) the Optionee shall pay or make arrangements for the payment of all taxes to be withheld, in accordance with Section 9 of the Plan.

    (b) Payment for the shares of Common Stock purchased pursuant to the exercise of an option shall be made either: (i) in cash, or by certified or bank check or other payment acceptable to the Company, equal to the option exercise price for the number of shares specified in the Notice (the "Total Option Price"); (ii) if authorized by the applicable option agreement and if permitted by law, by delivery of shares of Common Stock that the optionee may freely transfer having a fair market value, determined by reference to the provisions of Section 5(d) hereof, equal to or less than the Total Option Price, plus cash in an amount equal to the excess, if any, of the Total Option Price over the fair market value of such shares of Common Stock; or (iii) by the Optionee delivering the Notice to the Company together with irrevocable instructions to a broker to promptly deliver the Total Option Price to the Company in cash or by other method of payment acceptable to the Company; provided, however, that the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity or other agreements as the Company shall prescribe as a condition of payment under this clause (iii).

    (c) The delivery of certificates representing shares of Common Stock to be purchased pursuant to the exercise of an option will be contingent upon the Company's receipt of the Total Option Price and of any written representations from the Optionee required by the Option Committee, and the fulfillment of any other requirements contained in the option agreement or applicable provisions of law.

7.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION

    (a) If the shares of the Company's Common Stock as a whole are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to the Plan, and in the number, kind, and per share exercise price of shares subject to unexercised options or portions thereof granted prior to any such change. In the event of any such adjustment in an outstanding option, the Optionee thereafter shall have the right to purchase the number of shares under such option at the per share price, as so adjusted, which the Optionee could purchase at the total purchase price applicable to the option immediately prior to such adjustment.

    (b) Adjustments under this Section 7 shall be determined by the Option Committee and such determinations shall be conclusive. The Option Committee shall have the discretion and power in any such event to determine and to make effective provision for acceleration of the time or times at which any option or portion thereof shall become exercisable. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.

8.  EFFECT OF CERTAIN TRANSACTIONS

    In the case of (i) the dissolution or liquidation of the Company, (ii) a reorganization, merger, consolidation or other business combination in which the Company is acquired by another entity (other than a holding company formed by the Company) or in which the Company is not the surviving entity, or (iii) the sale of all or substantially all of the assets of the Company to another entity, the Plan and the options issued hereunder shall terminate upon the effectiveness of any such transaction or event, unless provision is made in connection with such transaction for the assumption of options theretofore granted, or the substitution for such options of new options of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise price, as provided in Section 7. In the event of such termination, all outstanding vested options shall be exercisable for at least fifteen (15) days prior to the date of such termination whether or not otherwise vested or exercisable during such period.

9.  TAX WITHHOLDING

    Each Optionee shall, no later than the exercise date of any option, pay to the Company, or make arrangements satisfactory to the Option Committee regarding payment of any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

10. CONDITION TO GRANTS OF COMMON STOCK

    As a condition precedent to the grant of Common Stock to any Grantee under the Plan prior to the closing date of the Company's first underwritten public offering of the Common Stock, the Grantee shall execute and deliver a Stockholders' Agreement with substantially the terms attached hereto as Exhibit
                                                                        -------
A, which may be amended from time to time. The Option Committee may also impose
-
such other terms and conditions on the grant of any Common Stock under the Plan as it may determine.

11. AMENDMENT OF THE PLAN

    The Board of Directors may discontinue the Plan or amend the Plan at any time, and from time to time, subject to any required regulatory approval and the limitation that, except as provided in Sections 7 and 8 hereof, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations at an annual or special meeting held within twelve months before or after the date of adoption of such amendment, where such amendment will:

    (a) increase the number of shares of Common Stock as to which options may be granted under the Plan;

    (b) change in substance Section 4 hereof relating to eligibility to participate in the Plan;

    (c)   change the minimum option exercise price; or

    (d) otherwise materially increase the benefits accruing to participants under the Plan.

    Except as provided in Sections 7 and 8 hereof, rights and obligations under any option granted before any amendment of the Plan shall not be altered or impaired by such amendment, except with the consent of the Optionee.

12. NONEXCLUSIVITY OF THE PLAN

    Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock or stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases. Neither the Plan nor any option granted hereunder shall be deemed to confer upon any employee any right to continued employment with the Company or its Subsidiaries.

13. GOVERNMENT AND OTHER REGULATIONS; GOVERNING LAW

    (a) The obligation of the Company to sell and deliver shares of Common Stock with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Option Committee.

    (b) The Plan shall be governed by Delaware law, except to the extent that such law is preempted by federal law.

14. EFFECTIVE DATE OF PLAN; STOCKHOLDER APPROVAL

    The Plan shall become effective upon the date that it is approved by the Board of Directors of the Company; provided, however, that the Plan shall be subject to the approval of the Company's stockholders in accordance with applicable laws and regulations at an annual or special meeting held within twelve months of such effective date. No options granted under the Plan prior to such stockholder approval may be exercised until such approval has been obtained. No options may be granted under the Plan after the tenth anniversary of the effective date of the Plan.

                                     * * *

Approved by Board of Directors:  March 14, 1996

Approved by Stockholders:  March 14, 1996

                                   EXHIBIT G
                                   ---------

                               ESCROW AGREEMENT
                               ----------------


     This Agreement is made and entered into as of March 14, 1996 by and among Roger H. Linn, Lois J. Linn, Jennifer Linn Trust and Sara Linn Trust (collectively, the "Linn Entities") and Guy M. Lammle, Rita L. Lammle, Amy Lammle Trust, Daina Lammle Trust and Lacey Lammle Trust (collectively, the "Lammle Entities") (the Linn Entities and the Lammle Entities are collectively referred to as the "Founders"), the investors identified on the signature pages hereto (the "Investors"), and Norwest Bank Colorado, N.A. (the "Escrow Agent").

     WHEREAS, reference is made to the Stock Purchase Agreement, dated as of the date hereof, by and among R&D Systems Company (the "Company"), the Founders and the Investors (the "Investment Agreement"), pursuant to which the Investors have purchased 26,000 shares of Convertible Participating Preferred Stock, par value $.01 per share, of the Company;

     WHEREAS, the Founders have agreed to indemnify the Investors against certain losses resulting from breaches of the representations, obligations, warranties and covenants made by the Company and the Founders in the Investment Agreement;

     WHEREAS, under the Investment Agreement, the Founders and the Investors have agreed that an aggregate amount of $4,900,000 will be deposited into escrow, on the terms and conditions hereinafter provided, in an aggregate amount equal to $4,900,000, to secure payment of such indemnification;

     WHEREAS, the Founders and the Investors acknowledge that the Founders have not received, nor do they have control over, the funds deposited hereunder, and that the Founders will not receive any control over such funds until certain conditions set forth herein have been satisfied; and

     WHEREAS, Norwest Bank Colorado, N.A. is willing to serve as Escrow Agent pursuant to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, it is hereby agreed by and among the Founders, the Investors and the Escrow Agent as follows:

     1.  Establishment of Escrow.  The Investors have herewith deposited with
         -----------------------
the Escrow Agent, and the Escrow Agent acknowledges receipt of, the sum of Four Million Nine Hundred Thousand Dollars ($4,900,000). The consideration deposited hereunder, and all interest and earnings thereon, shall be referred to as the "Escrowed Funds." The Escrowed Funds shall be held in escrow in the name of the Escrow Agent or its nominee, subject to the terms and conditions set forth herein.

     2.  Investment of Escrowed Funds.  The Escrow Agent shall invest the
         ----------------------------
Escrowed Funds in United States Treasury obligations with a remaining maturity of less than one year and investment- grade commercial paper. The Escrow Agent shall not be responsible for any loss incurred upon any such investment made in good faith. All income and earnings of the Escrowed Funds shall be attributed to the Founders.

     3.  Distribution of Earnings.  All amounts earned on the Escrowed Funds (by
         ------------------------
way of interest, dividends or otherwise) shall not be distributed except as provided in Section 6 and shall be held by the Escrow Agent under the terms of this Agreement and shall be considered as part of the Escrowed Funds.

     4.  Claims Against Escrowed Funds.  At any time or times prior to the
         -----------------------------
expiration of this Agreement, the Investors may make claims against the Escrowed Funds, pursuant to the indemnification provisions set forth in Section 6 of the Investment Agreement. The Investors shall notify each of the Founders and the Escrow Agent in writing prior to the expiration of this Agreement of each such claim, including a brief description (based on information then available) of the amount and nature of such claim. If any of the Founders shall dispute such claim, such Founder shall give written notice thereof to the Investors and to the Escrow Agent within thirty (30) days after the date of notice of the Investors' claim, in which case the Escrow Agent shall continue to hold the Escrowed Funds in accordance with the terms of this Agreement; otherwise, such claim shall be deemed to have been acknowledged to be payable out of the Escrowed Funds in the full amount thereof and the Escrow Agent shall pay such claim in immediately available funds to the Investors within three (3) business days after expiration of said thirty-day period. If the amount of the claim exceeds the value of the Escrowed Funds, the Escrow Agent shall pay to the Investors the entire Escrowed Funds and shall have no liability or responsibility for any deficiency.

     5.  Disputed Claims.
         ---------------

     (a) If any of the Founders shall dispute an indemnification claim of the Investors by written notice as provided above, the Escrow Agent shall set aside a portion of the Escrowed Funds sufficient to pay said claim in full, which shall be based upon the full amount of such claim as set forth in the Investors initial notice (the "Set Aside Amount"). In addition to the Set Aside Amount, in the event the Investors notify the Escrow Agent in writing that it has made out-of-pocket expenditures in connection with any such disputed claim, an amount equal to such expenditures shall be set aside and added to and become a part of the Set Aside Amount.

     (b) If the disputed indemnification claim has not been resolved or compromised within sixty (60) days after any of the Founders gives notice of dispute of the same, or in the event of a third-party claim or suit, within fifteen (15) days after its resolution or compromise, said indemnification claim shall be submitted to arbitration to be held in Boston, Massachusetts in accordance with the rules and procedures of the American Arbitration Association, and the decision of such arbitrators shall be final and conclusive and judgment thereof may be entered in any court of law having jurisdiction, including, without limitation, any Superior Court in the Commonwealth of Massachusetts. Notwithstanding the foregoing, in the event the Escrow Agent seeks to become a party to any arbitration claim, the venue for such claim shall be removed to Denver, Colorado. The fees and expenses of the arbitrators shall be borne equally by the Investors on the one hand and the Founders on the other, unless the arbitrators shall in their sole discretion specify another allocation, and in such case such fees and expenses shall be borne as so allocated. In no event shall the Escrow Agent be made a party to, nor be responsible for any fee or expense of any party to, any arbitration proceeding. The Escrow Agent shall make payment of such claim, as and to the extent allowed, to the Investors out of the Set Aside Amount within three (3) business days following said determination by the arbitrators.

     6.  Termination.  This Agreement shall terminate on the earlier to occur of
         -----------
(a) the closing of an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock of the Company to the public at a per share price of at least $20.00, appropriately adjusted for stock dividends, stock splits and the like, and in which the proceeds received by the Company, net of underwriting discounts and commissions, equal or exceed $30,000,000, or (b) thirty (30) days after receipt by the Company of the audited financial statements for the fiscal year ending December 31, 1996, together with an audited statement of income and retained earnings of the Company for the fiscal year then ended (such earlier date, the "Termination Date"), and the balance of the Escrowed Funds (including any amounts earned on the Escrowed Funds, less any taxes paid or accrued by the Escrow Agent on such earnings) shall be distributed to the Founders in the ratio of five-eighths to the Linn Entities and three-eighths to the Lammle Entities (the "Sharing Ratio"); provided that there are no
                                                      -------- ----
indemnification claims outstanding on the Termination Date and provided further
                                                               ----------------
that in the event that Data Dynamics, Inc. v. R&D Systems, Inc. has not been
                       ----------------------------------------
finally adjudicated as of such Termination Date (in which event appropriate reserves for the estimated liabilities, losses and expenses arising from such lawsuit shall remain in escrow pending final adjudication of such lawsuit (which reserves will not, in any event exceed $650,000)). If there are indemnification claims outstanding on the Termination Date, this Agreement shall continue in effect until all indemnification claims the Investors have made pursuant to
Section 4 hereof on or prior to the Termination Date shall have been disposed of. As of the Termination Date, an amount of the Escrowed Funds adequate to cover all disputed and undisputed claims made by the Investors pursuant to
Section 4 hereof will be held by the Escrow Agent, and the Escrow Agent shall distribute on the Termination Date the balance, if any, of the Escrowed Funds to the Founders in accordance with the Sharing Ratio. At such time as all remaining indemnification claims hereunder have been resolved and the Escrow Agent has received a written notice executed in counterpart by the Investors and each of the Founders to that effect and any amounts to be distributed to the Investors in connection therewith have been so distributed, the Escrow Agent shall distribute the remaining Escrowed Funds, if any, to the Founders in accordance with the Sharing Ratio or as directed by each of the Founders.

     7.  Duties and Responsibilities of Escrow Agent.
         -------------------------------------------

     (a) The Founders and the Investors acknowledge and agree that the Escrow Agent (i) shall not be responsible for any of the agreements referred to herein but shall be obligated only for the performance of such duties as are specifically set forth in this Agreement; (ii) shall not be obligated to take any legal or other action hereunder which might in its judgment involve any expense or liability unless it shall have been furnished with acceptable indemnification; (iii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof, and (iv) may consult counsel satisfactory to it, including house counsel, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion of such counsel.

     (b) Neither the Escrow Agent nor any of its directors, officers or employees shall be liable to anyone for any action taken or omitted to be taken by it or any of its directors, officers or employees hereunder except in the case of gross negligence or wilful misconduct. The Founders and the Investors, jointly and severally, covenant and agree to indemnify the Escrow Agent and hold it harmless without limitation from and against any loss, liability or expense of any nature incurred by the Escrow Agent arising out of or in connection with this Agreement or with the administration of its duties hereunder, including but not limited to reasonable legal fees and other costs and expenses of defending or preparing to defend against any claim or liability, unless such loss, liability or expense shall be caused by the Escrow Agent's willful misconduct or gross negligence. In no event shall the Escrow Agent be liable for indirect, special or consequential damages.

     (c) The Founders agree to assume any and all obligations imposed now or hereafter by any applicable tax law with respect to the payment of Escrowed Funds under this Agreement, and to indemnify and hold the Escrow Agent harmless from and against any taxes, additions for late payment, interest, penalties and other expenses, that may be assessed against the Escrow Agent on any such payment or other activities under this Agreement. The Founders undertake to instruct the Escrow Agent in writing with respect to the Escrow Agent's responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting in connection with its acting as Escrow Agent under this Agreement. The Founders agree to indemnify and hold the Escrow Agent harmless from any liability on account of taxes, assessments or other governmental charges, including without limitation the withholding or deduction or the failure to withhold or deduct same, and any liability for failure to obtain proper certifications or to properly report to governmental authorities, to which the Escrow Agent may be or become subject in connection with or which arises out of this Agreement including costs and expenses (including reasonable legal fees), interest and penalties.

     (d) Concurrently with the execution of this Agreement by the parties hereto, the Investors will pay to the Escrow Agent by check, as compensation for the services of the Escrow Agent hereunder, a fee in accordance with the schedule attached hereto as Exhibit A. The Founders shall be liable for out of
                            ---------
pocket expenses of the Escrow Agent referred to in Exhibit A.
                                                   ---------

     (e) The Escrow Agent may at any time resign as Escrow Agent hereunder by giving at least thirty (30) days' prior written notice of resignation to the Founders and the

Investors. Prior to the effective date of the resignation as specified in such notice, the Founders and the Investors will issue to the Escrow Agent a written instruction authorizing redelivery of the Escrowed Funds to a bank or trust company that they select. Such bank or trust company shall have capital, surplus and undivided profits in excess of $50,000,000. If, however, the Founders and the Investors shall fail to name such a successor escrow agent within twenty
(20) days after receipt of notice of resignation from the Escrow Agent, the Escrow Agent may apply to a court of competent jurisdiction for appointment of a successor escrow agent. The provisions of paragraph (b) and (c) of this Section 7 shall survive the termination of this Agreement.

     8.  Dispute Resolution.  It is understood and agreed that should any
         ------------------
dispute arise with respect to the delivery, ownership, right of possession, and/or disposition of the Escrowed Funds, or should any claim be made upon the Escrowed Funds by a third party, the Escrow Agent, upon receipt of written notice of such dispute or claim by the parties hereto or by a third party, is authorized and directed to retain in its possession without liability to anyone, all or any of the Escrowed Funds until such dispute shall have been settled either by the mutual agreement of the parties involved or by the dispute resolution procedure set forth in Section 5(b) hereof. The Escrow Agent may, but shall be under no duty whatsoever to, institute or defend any legal proceedings which relate to the Escrowed Funds.

     9.  Force Majeure.  Neither the Founders nor the Investors nor the Escrow
         -------------
Agent shall be responsible for any delay or failure in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, power failures, earthquakes or other disasters.

     10.  Notices.  Any notice permitted or required hereunder shall be deemed
          -------
to have been duly given when received or when mailed certified or registered mail, postage prepaid, to the parties at their address set forth below or to such other address as they may hereafter designate in the manner set forth herein.

     (a)  if to the Founders:

               Roger H. Linn (and all other Linn Entities)
               609 Edgewood Drive
               Montgomery, TX 77356
               Facsimile:

               Guy M. Lammle (and all other Lammle Entities)
               23234 E. Country Club
               Scottsdale, AZ 85255
               Facsimile:

               with a copy to:

     (b)  if to the Investors:

               TA Associates, Inc.
               116 Woodland Road
               Pittsburgh, PA 15232
               Facsimile:  (412) 441-5784
               Attention:  Jacqui Morby

               TA Associates, Inc.
               435 Tasso Street
               Suite 200
               Palo Alto, CA 94301
               Facsimile: (415) 326-4933
               Attention:  Jeff Chambers

               Summit Partners
               499 Hamilton Avenue
               Suite 200
               Palo Alto, CA 94301
               Facsimile:  (415) 321-1188
               Attention:  Greg Avis

               Technology Leaders Management, Inc.
               800 The Safeguard Building
               435 Devon Park Drive
               Wayne, PA 19087-1945
               Facsimile: (610) 975-9330
               Attention: Brian Dooner

               with a copy to:

               Goodwin, Procter & Hoar, LLP
               Exchange Place
               Boston, MA 02109
               Facsimile: (617) 523-1231
               Attention:  John J. Egan, Esq.
                       H. David Henken, Esq.

     (c)  if to the Escrow Agent:

               Norwest Bank Colorado, N.A.
               1740 Broadway
               Denver, CO 80274-8693
               Facsimile: (303) 863-5645
               Attention: Leigh Lutz

     12.  Binding Effect.  This Agreement shall be binding upon the respective
          --------------
parties hereto and their heirs, executors, successors and assigns.

     13.  Modifications.  This Agreement may not be altered or modified without
          -------------
the express written consent of the parties hereto. No course of conduct shall constitute a waiver of any of the terms and conditions of this Agreement, unless such waiver is specified in writing, and then only to the extent so specified.
A waiver of any of the terms and conditions of this Agreement on one occasion shall not constitute a waiver of the other terms of this Agreement, or of such terms and conditions on any other occasion.

     14.  Governing Law.  This Agreement shall be governed by and construed
          -------------
under the laws of the State of Colorado.

     15.  Execution.  This Agreement may be executed in counterparts, each of
          ---------
which shall be deemed an original, and all of which together shall constitute one Agreement. In the event of any conflict between the terms of this Agreement and the Investment Agreement, the terms of the Investment Agreement shall control.

     16.  Assignment.  The Founders' interests under this Agreement shall not be
          ----------
assignable, in whole or in part, and none of the Founders may sell, transfer, pledge, hypothecate or mortgage its interest in this Agreement. Any attempt to assign, sell, transfer, pledge, hypothecate or mortgage any interest of a Founder hereunder shall be void and of no force or effect.


                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    FOUNDERS:
                                    --------

                                    --------------------------------------------
                                    Roger H. Linn

                                    --------------------------------------------
                                    Lois J. Linn




                                    JENNIFER LINN TRUST

                                    By:_________________________________________
                                       Trustee




                                    SARA LINN TRUST

                                    By:_________________________________________
                                       Trustee


                                    --------------------------------------------
                                    Guy M. Lammle


                                    --------------------------------------------
                                    Rita L. Lammle





                                    AMY LAMMLE TRUST

                                    By:_________________________________________
                                      Trustee

                                    DAINA LAMMLE TRUST


                                    By:_________________________________________
                                       Trustee


                                    LACEY LAMMLE TRUST


                                    By:_________________________________________
                                       Trustee




                                    INVESTORS:
                                    ---------

                                    ADVENT VII L.P.

                                    By:  TA Associates VII L.P.,
                                          its General Partner

                                    By:  TA Associates, Inc.,
                                          its General Partner


                                    By:          *
                                       --------------------------------------

                                    ADVENT ATLANTIC AND
                                      PACIFIC II L.P.

                                    By:  TA Associates AAP II Partners,
                                          its General Partner

                                    By:  TA Associates, Inc.,
                                          its General Partner


                                    By:            *
                                       ----------------------------------------


                                    ADVENT ATLANTIC AND
                                       PACIFIC III, L.P.

                                    By:  TA Associates AAP III Partners,
                                          its General Partner

                                    By:  TA Associates, Inc.,
                                          its General Partner


                                    By:            *
                                       ----------------------------------------


                                    ADVENT NEW YORK L.P.

                                    By:  TA Associates VI L.P.,
                                          its General Partner

                                    By:  TA Associates, Inc.,
                                          its General Partner


                                    By:            *
                                       -----------------------------------------


                                    TA VENTURE INVESTORS
                                     LIMITED PARTNERSHIP


                                    By:            *
                                       ----------------------------------------

*__________________________________
 By Jacqueline Morby

                                    SUMMIT VENTURES IV, L.P.

                                    By:  Summit Partners IV, L.P.
                                         Its General Partner

                                    By:  Stamps, Woodsum & Co., IV
                                         Its General Partner


                                    By:_________________________________________
                                              General Partner


                                    SUMMIT INVESTORS III, L.P.


                                    By:_________________________________________
                                              General Partner


                                    TECHNOLOGY LEADERS II L.P.

                                    By:  Technology Leaders II Management
                                         L.P., the General Partner

                                    By:  Technology Leaders Management,
                                         Inc., a General Partner


                                    By:_________________________________________
                                              Managing Director

                                    TECHNOLOGY LEADERS II
                                    OFFSHORE C.V.

                                    By:  Technology Leaders II Management
                                         L.P., a General Partner

                                    By:  Technology Leaders Management,
                                         Inc., a General Partner


                                    By:_________________________________________
                                               Managing Director


                                    ESCROW AGENT:
                                    ------------

                                    NORWEST BANK COLORADO, N.A.


                                    By:_________________________________________
                                       Name:
                                       Title:

                                   EXHIBIT H
                                   ---------

                                GENERAL RELEASE
                                ---------------

     This General Release is delivered in connection with that certain Stock Purchase Agreement (the "Purchase Agreement") dated as of March 14, 1996. Capitalized terms used herein and not otherwise defined shall have the meanings provided in the Purchase Agreement.

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the undersigned, the undersigned hereby generally releases and discharges the Company, its past, present and future officers, directors, employees, agents, successors, predecessors, divisions, subsidiaries, affiliates, business units, assigns, subrogees and attorneys (each a "Released Party") of and from any and all commitments, indebtedness, suits, demands, obligations and liabilities, contingent or otherwise, every kind and nature, including claims and causes of action both in law and in equity, which the undersigned and/or his heirs, executors, administrators or assigns ever had, now has or, to the extent arising from or in connection with any act, omission or state of facts taken or existing on or prior to the date hereof, may have after the date hereof, against any Released Party, whether asserted, unasserted, absolute, contingent, known or unknown, other than (a) claims for accrued bonuses and commissions for the Company's first quarter ending March 31, 1996 and expenses, including but not limited to reimbursements for fringe benefits, and (b) claims or causes of action arising after the date hereof under or pursuant to the Purchase Agreement, the Stockholders' Agreement or the Indemnification Agreement, in each case dated as of the date hereof and to which the undersigned is a party.

     The undersigned hereby represents to the Released Parties that (i) he has not assigned any claim or possible claim against any Released Party, (ii) he fully intends to release all claims against the Released Parties including without limitation unknown and contingent claims, and (iii) he has consulted with counsel with respect to the execution and delivery of this General Release and has been fully apprised of the consequences hereof. With respect to the foregoing General Release, the undersigned also hereby acknowledges that (v) he has been informed that from time to time the Company has received indications of interest from third parties regarding possible acquisitions, joint ventures, or additional types of financing, including a possible initial public offering, for the Company ("Financing Transactions"), and that the Company may, at any time, enter into one or more Financing Transactions which could result in a valuation for the capital stock of the Company that is significantly higher than the present value, (w) he is a sophisticated investor accustomed to making valuations of investments such as the capital stock of the Company and agrees that, in making his decision to have his capital stock redeemed by the Company as contemplated by the Purchase Agreement, he has relied upon his own valuation of the capital stock held by him and not upon a valuation provided by the Company, (x) he has had an opportunity to obtain all information from the Company relevant to his decision to have his capital stock redeemed by the Company as contemplated by the Purchase Agreement, (y) notwithstanding the possibility of any future Financing Transactions and the undersigned's review of all Company-related information which he has deemed to be relevant to his redemption decision, the undersigned has made a decision to have his capital stock redeemed, and (z) the execution and delivery of this General Release was a condition to the investment by the Investors in the Company which funded the redemption of the undersigned's capital stock and was relied upon by the Investors. The undersigned hereby acknowledges that it is entering into this General Release with the full understanding of the possibility that the Company may enter into one or more Financing Transactions.

     This General Release shall be governed by and construed in accordance with the internal laws of Delaware.

     EXECUTED as of March __, 1996.




                                                 _______________________________

                                   EXHIBIT I


                                March 15, 1996


To the Investors Listed in Appendix A to the Stock Purchase Agreement dated as of March 14, 1996

Ladies and Gentlemen:

         We have acted as special counsel to R&D Systems Company, a Delaware corporation (the "Company") and the Lammle Parties (as defined below) in connection with (i) the merger (the "Merger") of R&D Systems Company, a Colorado corporation, with and into the Company, (ii) the negotiation, execution and delivery of the Stock Purchase Agreement (the "Purchase Agreement") dated as of March 14, 1996, by and among (a) the Company, (b) Roger H. Linn ("R. Linn"), Lois J. Linn, Jennifer Linn Trust and Sara Linn Trust, (collectively, the "Linn Parties"), (c) Guy M. Lammle ("G. Lammle"), Rita L. Lammle, Amy Lammle Trust, Daina Lammle Trust and Lacey Lammle Trust (collectively, the "Lammle Parties") (the "Linn Parties" and the "Lammle Parties" collectively referred to as the "Stockholders"), and (d) the Investors named therein (the "Investors"); (iii) the issuance and sale by the Company of 26,000 shares (the "Preferred Shares") of its authorized but unissued Series A Convertible Participating Preferred Stock, par value $.01 per share (the "Preferred Stock"), for a purchase price of $1,000 per Preferred Share to the Investors; (iv) the redemption (the "Redemption") by the Company of 5,000 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), held by the Linn Parties and 3,000 shares of the Company's Common Stock held by the Lammle Parties; (v) the payment to employees and agents of the Company of an aggregate of $7,000,000 (before applicable withholding) (the "MSUIP Payment") pursuant to the Management Stock Unit Incentive Plan of the Company (the "MSUIP") and (vi) the issuance to G. Lammle of 640,845 shares of the Company's Common Stock (the "Common Stock") pursuant to the Stock Purchase and Restriction Agreement, dated March 14, 1996 between the Company and G. Lammle (the "Restricted Stock Agreement"). This opinion is being delivered to you pursuant to Section 3.2 of the Purchase Agreement. Capitalized terms used in this opinion, unless

March 15, 1996
Page 2



specifically defined herein, shall have the meanings assigned them in the Purchase Agreement.

         For purposes of this opinion, we have examined copies of the following documents:

         a.    an executed copy of the Purchase Agreement;

         b.    an executed copy of the Stockholders' Agreement;

         c.    an executed copy of the Escrow Agreement;

         d. an executed copy of the Non-Competition Agreement, dated March 14, 1996, between the Company and G. Lammle (the "Lammle Non-Competition Agreement");

         e. an executed copy of the Non-Competition Agreement between the Company and R. Linn, dated March 14, 1996 (the "Linn Non-Competition Agreement");

         f. an executed copy of the Redemption and Exchange Agreement, dated March 14, 1996, among the Company, the Lammle Parties and the Linn Parties (the "Redemption Agreement");

         g.    an executed copy of the Restricted Stock Agreement;

         h. an executed copy of the Indemnification Agreement, dated March 14, 1996 between the Company and the Investors (the "Indemnification Agreement").

         i. the Certificate of Incorporation of the Company as filed with the Secretary of State of Delaware on March 11, 1996; the Agreement and Plan of Merger, dated as of March 12, 1996 by and between the Company and R&D Systems Company, a Colorado corporation ("R&D Colorado"); the Articles of Merger of R&D Colorado into the Company, dated as of March 12, 1996 and the Certificate of Merger of R&D Colorado into the Company dated as of March 12, 1996 (collectively, the "Merger Documents");

         j. the Company's Amended and Restated Certificate of Incorporation certified to us by an officer of the Company as being in full force and effect as of the date of this opinion;

March 15, 1996
Page 3



         k. the Bylaws of the Company, as amended to date, and certified to us by an officer of the Company as being complete and in full force and effect as of the date of this opinion;

         l. the trust agreements for the Daina Lammle Trust dated July 2, 1984, Amy Lammle Trust dated July 2, 1984, and Lacey Lammle Trust dated October 16, 1985 (collectively the "Lammle Trusts"); and

         m. records certified to us by an officer of the Company as constituting all records of proceedings and actions of the Board of Directors and Stockholders of the Company relating to the transactions contemplated by the Purchase Agreement.

         We have also examined such other documents, corporate records, other certificates, instruments and statements of government officials and corporate officials and other representatives of the Company as we have deemed necessary or appropriate for the purpose of this opinion. As to certain questions of fact material to such opinion, we have relied upon certificates from officers or other representatives of the Company.

         As used in this opinion, the expression "to our best knowledge" with reference to matters of fact means that, after an examination of documents in our files and documents made available to us by the Company and the Stockholders and after inquiries of officers of the Company and the Stockholders and based on the actual present knowledge of the Holland & Hart attorneys who have had significant responsibility representing the Company during the course of our representation of the Company with respect to this matter, we find no reason to believe that the opinions expressed herein are factually incorrect; but beyond that we have made no independent factual investigation for the purpose of rendering this opinion.

         We are qualified to practice in the State of Colorado, and we do not purport to be experts in, and do not express any opinion herein concerning any law other than the laws of such jurisdiction, the General Corporation Law of the State of Delaware and federal law of the United States.

         In rendering the opinions expressed herein, we have assumed, without independent verification, but with your consent, that:

March 15, 1996
Page 4




         1. the signatures of persons signing all documents in connection with which this opinion is rendered are genuine (other than those of each of the Company and the Lammle Parties, as to which our opinion is rendered below);

         2. all documents submitted to us as originals or duplicate originals are authentic;

         3. all documents submitted to us as copies, whether certified or not, conform to authentic original documents; and

         4. all parties to the documents reviewed by us (other than the Company and the Lammle Parties as to which our opinion is rendered below) have full power, authority and legal capacity to execute and deliver, and to perform their obligations under, such documents, and all such documents have been duly authorized by all necessary corporate or other action on the part of such parties, have been duly executed by such parties, have been duly delivered by such parties and constitute the legal, valid and binding agreement of such parties, enforceable in accordance with their terms.

         Based on the foregoing and upon an examination of such questions of law as we have considered necessary or appropriate, it is our opinion that:

         1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to conduct its business.

         2. The Merger has become effective under the laws of the states of Delaware and Colorado.

         3. The Company has the corporate power and authority (a) to execute, deliver and perform the (i) Purchase Agreement, including, without limitation, the power to issue the Preferred Shares, (ii) the Stockholders' Agreement, (iii) the Lammle and Linn Non-Competition Agreements, (iv) the Redemption Agreement (collectively, the "Company Transaction Documents"), (v) the Restricted Stock Agreement and (vi) the Indemnification Agreement and (b) to make the MSUIP Payment.

         4. The Lammle Trusts have the power and authority to execute, deliver and perform the Purchase Agreement, the

March 15, 1996
Page 5



Stockholders' Agreement, the Escrow Agreement and the
Redemption Agreement.

         5. Each of the Company Transaction Documents, the Restricted Stock Agreement and the Indemnification Agreement has been duly authorized, executed and delivered by the Company. The Redemption Agreement constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms. We note that the Purchase Agreement and the Stockholders' Agreement are governed by the laws of The Commonwealth of Massachusetts, and the Restricted Stock Agreement is governed by the laws of the State of Delaware. However, if the laws of the State of Colorado were determined by a court of competent jurisdiction to govern the Purchase Agreement, the Stockholders' Agreement and the Restricted Stock Agreement, each of the Purchase Agreement, the Stockholders' Agreement and the Restricted Stock Agreement would constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms. Our opinion is subject to the qualification that enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws affecting or limiting the enforcement of creditors' rights generally; and such enforceability is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Furthermore, we express no opinion on the enforceability of Section 7.3 of the Purchase Agreement, Sections 4.6 and 6.10 of the Stockholders' Agreement, Section 8.4 of the Restricted Stock Agreement or the Lammle or Linn Non-Competition Agreements.

         6. The Lammle Non-Competition Agreement and the Restricted Stock Agreement have been executed and delivered by G. Lammle. Each of the Purchase Agreement, the Stockholders' Agreement, the Escrow Agreement and the Redemption Agreement has been duly authorized, executed and delivered by the Lammle Parties. The Escrow Agreement and the Redemption Agreement each constitutes the legal, valid and binding agreement of the Lammle Parties, enforceable against the Lammle Parties in accordance with its terms. We note that the Purchase Agreement, the Stockholders' Agreement and the Restricted Stock Agreement are governed by the laws of The Commonwealth of Massachusetts. However, if the laws of the State of Colorado were determined by a court of competent jurisdiction to govern the Purchase

March 15, 1996
Page 6



Agreement, the Stockholders' Agreement and the Restricted Stock Agreement, each of the Purchase Agreement and the Stockholders' Agreement would constitute the valid and binding obligation of the Lammle Parties, and the Restricted Stock Agreement would constitute the valid and binding obligation of G. Lammle, enforceable in accordance with their respective terms. Our opinion is subject to the qualification that enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws affecting or limiting the enforcement of creditors' rights generally; and such enforceability is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Furthermore, we express no opinion on the enforceability of Section 7.3 of the Purchase Agreement, Sections 4.6 and 6.10 of the Stockholders' Agreement, Section 14 of the Escrow Agreement or the Lammle and Linn Non-Competition Agreements.

         7. Neither the execution or delivery of the Company Transaction Documents, nor the performance by the Company of its obligations under the Company Transaction Documents (a) violates any provision of the Amended and Restated Certificate of Incorporation or the Bylaws of the Company, or (b) except as set forth on Schedule A attached to this opinion, results in the breach, constitutes a default under or results in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Company under any indenture, agreement or other instrument listed on Schedule 2.11 of the Purchase Agreement, or (c) assuming the accuracy of the representations of the Investors in Section 5 of the Purchase Agreement, violates any federal, State of Colorado or Delaware General Corporation law which affects the Company.

         8.    Assuming the accuracy of the representations of the Investors in
Section 5 of the Purchase Agreement, no authorization, approval or other action by or notice to or filing with any federal, State of Colorado or Delaware governmental authority or regulatory body is required in connection with the execution and delivery of the Company Transaction Documents by the Company or the performance of its obligations thereunder, except for the filing of the Merger Documents with the Secretaries of State of Colorado and Delaware; filings contemplated by the Loan Agreement dated March 14, 1996 between the Company, Fleet Bank of Massachusetts, The First National Bank of Boston and Other

March 15, 1996
Page 7



Financial Institutions (the "Loan Agreement"); and filings pursuant to federal and state securities laws.

         9. The Amended and Restated Certificate of Incorporation has been duly adopted by the Company, has been duly filed with the Secretary of State of Delaware and has become effective under the laws of Delaware.

         10. The stock certificates representing the Series A Convertible Participating Preferred Stock (the "Series A Preferred Stock") purchased at the Closing have been duly authorized, executed and delivered by the Company, such Series A Preferred Stock has been validly issued and is outstanding, fully paid and nonassessable, and there are no statutory, or to our best knowledge contractual, preemptive rights of stockholders or rights of first refusal with respect to the issuance of such Preferred Stock.

         11. The Senior Redeemable Preferred Stock and Common Stock issuable upon conversion of the Series A Preferred Stock has been duly authorized and reserved for issuance by the Company, there are no statutory, or to our best knowledge contractual, preemptive rights of stockholders or rights of first refusal with respect to the issuance of such Senior Redeemable Preferred Stock and Common Stock and the Senior Redeemable Preferred Stock and Common Stock to be issued upon conversion of such Preferred Stock will upon such issuance be validly issued, fully paid and nonassessable.

         12.   Assuming the accuracy of the representations of the Investors in
Section 5 of the Purchase Agreement, the sale and issuance of (a) the Series A Preferred Stock under the Purchase Agreement and (b) the Company's Common Stock under the Restricted Stock Agreement does not require registration under the Securities Act of 1933, as amended.

         13. Schedule B attached to this opinion correctly sets forth the number of shares of each class of the Company's authorized capital stock and the number of outstanding shares of each such class as of the Closing.

         14. To our best knowledge, except as set forth on Schedule B, there are no (a) outstanding shares of capital stock or securities convertible into or exchangeable or exercisable for shares of the Company's capital stock, or (b) outstanding options for the purchase of any such capital stock.

March 15, 1996
Page 8



         15. We are not acting as counsel for the Company in any pending litigation to which the Company is a party.

         Our opinions set forth herein are as of the date hereof, and we disclaim any undertaking or obligation to advise you of changes which may hereafter be brought to our attention.

         This opinion is solely for your benefit in connection with this matter and may not be relied upon in any manner by any other person or by you in any other context.

                                                     Very truly yours,